AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 2016

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 272                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 273                              /X/

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

Sean Graber, Esquire                               Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          /X/  Immediately upon filing pursuant to paragraph (b)
          / /  On [date] pursuant to paragraph (b)
          / /  60 days after filing pursuant to paragraph (a)(1)
          / /  75 days after filing pursuant to paragraph (a)(2)
          / /  On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS PORTFOLIO

            (INVESTOR CLASS: AEMGX) (FORMERLY, INSTITUTIONAL CLASS)


                                (Y CLASS: AEMVX)
                                (I CLASS: AEMZX)


             INVESTOR CLASS, Y CLASS AND I CLASS SHARES PROSPECTUS


                                OCTOBER 31, 2016


                              INVESTMENT ADVISER:
                          ACADIAN ASSET MANAGEMENT LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE

ACADIAN EMERGING MARKETS PORTFOLIO .........................................   1
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGY .........................................   2
     PRINCIPAL RISKS .......................................................   2
     PERFORMANCE INFORMATION ...............................................   4
     INVESTMENT ADVISER ....................................................   5
     PORTFOLIO MANAGERS ....................................................   5
     PURCHASE AND SALE OF FUND SHARES ......................................   6
     TAX INFORMATION .......................................................   6
     PAYMENTS TO BROKER-DEALERS AND OTHER
        FINANCIAL INTERMEDIARIES ...........................................   6
INVESTING WITH THE FUND ....................................................   7
     BUYING SHARES .........................................................   7
     REDEEMING SHARES ......................................................  10
     EXCHANGING SHARES .....................................................  11
     TRANSACTION POLICIES ..................................................  12
     ACCOUNT POLICIES ......................................................  15
ADDITIONAL INFORMATION ABOUT THE FUND ......................................  19
     MORE INFORMATION ABOUT FUND INVESTMENTS AND RISKS .....................  19
     INVESTMENT MANAGEMENT .................................................  21
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................  23
FINANCIAL HIGHLIGHTS .......................................................  23
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... BACK COVER

ACADIAN EMERGING MARKETS PORTFOLIO

INVESTMENT OBJECTIVE

The Acadian Emerging Markets Portfolio (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
REDEMPTION FEE
--------------------------------------------------------------------------------
As a percentage of amount redeemed, if redeemed within
  30 days of purchase                                               2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------------------------------------------------
                                         INVESTOR CLASS
                                              SHARES        Y CLASS SHARES      I CLASS SHARES
------------------------------------------------------------------------------------------------
Management Fees                                  1.00%               1.00%                1.00%
------------------------------------------------------------------------------------------------
Other Expenses(1)                                0.44%               0.29%                0.19%
------------------------------------------------------------------------------------------------
    Shareholder Servicing Fees           0.25%              0.10%               None
------------------------------------------------------------------------------------------------
    Other Operating Expenses             0.19%              0.19%              0.19%
------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)          1.44%               1.29%                1.19%
------------------------------------------------------------------------------------------------

(1) Other Expenses for the Fund's Investor Class Shares (formerly Institutional Class Shares) have been restated to reflect the implementation of a 0.25% shareholder servicing fee.

(2) The Total Annual Fund Operating Expenses of the Investor Class Shares in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because other expenses for the Fund's Investor Class Shares have been restated to reflect the implementation of a 0.25% shareholder servicing fee.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Investor Class Shares         $147         $456         $787         $1,724
--------------------------------------------------------------------------------
    Y Class Shares            $131         $409         $708         $1,556
--------------------------------------------------------------------------------
    I Class Shares            $121         $378         $654         $1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended October 31, 2015, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund will invest primarily in common stocks but also may invest in other types of equity securities, including preferred stock. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, at the time of initial purchase, in equity securities of issuers that:

     o Have their principal securities trading market in an emerging country;
     o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or
     o Are organized under the laws of, and have a principal office in, an emerging country.

This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders.


An "emerging market country" is any country that is included in the Morgan Stanley Capital International Emerging Markets Index (the "Index") or that is publicly announced to be added to the Index. The Fund may also invest in securities of issuers located in industrialized countries.

Foreign securities include securities of companies located outside the United States, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and exchange traded funds that invest in foreign securities. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, including those in the United States. GDRs are similar to ADRs, except that European banks or trust companies typically issue them. The Fund also may invest in securities issued by small capitalization companies.

The Fund is non-diversified and may hold a relatively small number of issues in its portfolio. In selecting investments for the Fund, Acadian pursues an active, disciplined investment approach that forecasts markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, the Adviser analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire universe of institutionally investable companies with sufficient liquidity and data availability. Less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.


PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ACTIVE MANAGEMENT RISK -- The Fund is subject to the risk that the Adviser's judgments about the attractiveness, value, or potential appreciation of the Fund's investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


SMALL CAPITALIZATION COMPANY RISK -- The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.


FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

GEOGRAPHIC FOCUS RISK -- To the extent that it focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

NON-DIVERSIFICATION RISK -- Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year for the past 10 years and by showing how the Fund's Investor Class Shares' average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.


Prior to October 31, 2016, the Fund's Investor Class Shares were called "Institutional Class Shares," and were not subject to the shareholder servicing fees currently applicable to Investor Class Shares. The Investor Class Shares performance provided below for the period prior to October 31, 2016 represents the performance of Investor Class Shares when they were called Institutional Shares and does not include the shareholder servicing fees currently applicable to Investor Class Shares.


The Fund's Y Class Shares and I Class Shares had not commenced operations prior to the date of this prospectus and, therefore, performance information for the Fund's Y Class Shares and I Class Shares is not presented. The Y Class Shares and I Class Shares would have substantially similar performance as the Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Y Class Shares and I Class Shares are lower than the expenses of the Investor Class Shares.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-866-AAM-6161.

                           2006              32.67%
                           2007              46.01%
                           2008             (58.64)%
                           2009              77.11%
                           2010              22.65%
                           2011             (19.61)%
                           2012              22.76%
                           2013              (3.43)%
                           2014               0.72%
                           2015             (17.31)%

                       BEST QUARTER       WORST QUARTER
                          35.67%             (33.59)%
                       (06/30/2009)        (12/31/2008)


The performance information shown above is based on a calendar year. The Fund's Investor Class Shares' performance from 1/1/16 to 9/30/16 was 16.10%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the period ended December 31, 2015 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

--------------------------------------------------------------------------------
ACADIAN EMERGING MARKETS PORTFOLIO               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                       (17.31)%     (4.51)%     3.28%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS       (17.76)%     (4.58)%     2.25%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS        (9.80)%     (3.08)%     3.41%
AND SALE OF FUND SHARES
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS INDEX (REFLECTS           (14.60)%     (4.47)%     3.95%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Acadian Asset Management LLC

PORTFOLIO MANAGERS

John Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the Fund since 1994.

Brendan Bradley, Senior Vice President and Director of Portfolio Management, has managed the Fund since 2014.

Brian Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, has managed the Fund since 1994.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Investor Class Shares, $100,000 for Y Class Shares and $1,000,000 for I Class Shares. Subsequent investments must be at least $1,000 for Investor Class Shares. There are no minimums for subsequent investments in Y Class Shares or I Class Shares.

If you own shares directly, you may sell your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") via Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Fund directly by mail at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-AAM-6161 (1-866-226-6161).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

The Fund is closed to most new and additional investments because the Adviser believes that the implementation of the Fund's investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new or additional investments in the Fund may only be made by those investors within the following categories:

     o Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;
     o Accounts of employee benefit plans sponsored by a business or other organization or an affiliate thereof, that was a Fund shareholder as of October 1, 2015; and
     o Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE FUND

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Class Shares, Y Class Shares and I Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers three classes of shares to investors, Investor Class Shares, Y Class Shares and I Class Shares. Each share class has its own investment minimums, cost structure and other features. The following summarizes the primary features of Investor Class Shares, Y Class Shares and I Class Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.


--------------------------------------------------------------------------------
CLASS NAME                    INVESTMENT MINIMUMS                FEES
--------------------------------------------------------------------------------
Investor Class                Initial - $2,500                   0.25%
Shares                                                           Shareholder
                              Subsequent -- $1,000               Servicing Fee
--------------------------------------------------------------------------------
Y Class Shares                Initial - $100,000                 0.10%

                                                                 Shareholder
                              Subsequent -- None                 Servicing Fee
--------------------------------------------------------------------------------
I Class Shares                Initial - $1,000,000
                                                                 No Shareholder
                              Subsequent -- None                 Servicing Fee
--------------------------------------------------------------------------------


Investor Class Shares, Y Class Shares and I Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase any class of shares for which it meets the minimum investment requirements. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and waive or reduce the minimum investment requirements for any share class in its sole discretion.

BUYING SHARES

All investments must be made by check, wire or ACH Transfer. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

The Fund is closed to most new and additional investments because the Adviser believes that the implementation of the Fund's investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new or additional investments in the Fund may only be made by those investors within the following categories:

     o Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;
     o Accounts of employee benefit plans sponsored by a business or other organization or an affiliate thereof, that was a Fund shareholder as of October 1, 2015; and
     o Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name. Make your check payable to "Acadian Emerging Markets Portfolio."

REGULAR MAIL ADDRESS
Acadian Emerging Markets Portfolio
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS
Acadian Emerging Markets Portfolio
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-866-AAM-6161 (1-866-226-6161) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include your account number).

WIRING INSTRUCTIONS
UMB Bank, N.A.
ABA #: 101000695
Acadian Emerging Markets Portfolio
DDA Acct. #: 9871063178
Ref: account number/account name/share class

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE ("ACH")) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $1,000 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Investor Class Shares, $100,000 for Y Class Shares and $1,000,000 for I Class Shares. Subsequent investments must be at least $1,000 for Investor Class Shares. There are no minimums for subsequent investments in Y Class Shares or I Class Shares. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, exchange shares, check daily net asset value per share ("NAV") or obtain additional information.


FUND NAME                             SHARE CLASS               TICKER      CUSIP       FUND
                                                                SYMBOL                  CODE
---------------------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio    Investor Class Shares     AEMGX     00758M162     1260
                                      Y Class Shares            AEMVX     00769G196     1360
                                      I Class Shares            AEMZX     00769G188     1960


REDEEMING SHARES

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-226-6161 for more information.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

You may contact the Fund directly by mail at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address:
Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The share class;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-AAM-6161 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until the securities are sold.

EXCHANGING SHARES

At no charge, you may exchange one class of shares of the Fund directly to another class of shares of the Fund by writing to or calling the Fund, subject to the eligibility requirements and the fees and expenses of such other class of shares, as set forth in this prospectus. You may only exchange shares between accounts with identical registrations (I.E., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy or sell shares of the Fund on any Business Day at a price equal to the Fund's NAV next computed after it, or an authorized institution, receives and accepts your order in proper form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time. Shares will not be priced on days the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on its primary exchange, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges--for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund's sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Fund may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can hurt performance by disrupting management and increasing expenses. The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time, and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes on Distributions."

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see "Calculating Your Share Price."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than five "round trips," including exchanges, into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 days (subject to certain exceptions as discussed in "Redemption Fee").

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The

Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-AAM-6161 (1-866-226-6161).

SMALL ACCOUNTS

The Fund may redeem your shares without your permission if the value of your account falls below $1,250 for Investor Class Shares, $50,000 for Y Class Shares or $500,000 for I Class Shares, excluding accounts for which the minimum initial investment amount has been waived. This provision does not apply:

     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares. If your Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

TAXES ON DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-AAM-6161(1-866-226-6161) to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

MORE INFORMATION ABOUT FUND INVESTMENTS AND RISKS

The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The Fund may change its investment objective without shareholder approval.


PRINCIPAL RISKS

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Certain of the Fund's principal risks are summarized below.


EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Equity securities also include ADRs and GDRs, which are traded on U.S. exchanges and represent an ownership in a foreign security. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities in which a mutual fund invests will cause the fund's NAV to fluctuate.

An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITIES

Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries.


OTHER RISKS

In addition to the principal risks identified above, an investment in the Fund may be subject to other, non-principal risks. Set forth below are summaries of certain other risks associated with investing in the Fund.

DERIVATIVES

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Derivatives also may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations under a derivatives transactions. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The Fund's investments in forward foreign currency exchange contracts and swaps also may be subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value.

The Fund may use derivatives as a hedging technique to reduce the risks of its investments in equity securities. However, hedging will not necessarily fully protect the Fund against all anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.


SHORT-TERM INVESTING

The investments and strategies described in this Prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategy, and may prevent the Fund from achieving its investment objective. The Fund will use temporary strategies if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus any borrowings for investment purposes, at the time of initial purchase, in particular types of securities as described in the Fund's principal investment strategy and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.


The Fund may also employ investment practices that this Prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and any of the Fund's other investment practices and their risks, please read the SAI.


INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Acadian Asset Management LLC is an SEC-registered investment adviser and a Delaware limited liability company located at 260 Franklin Street, Boston, Massachusetts 02110. Acadian serves as the Fund's investment adviser. As of September 30, 2016, the Adviser had approximately $73.6 billion in assets under management. Acadian was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of Old Mutual plc, a publicly listed company on the NYSE.


The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the oversight of the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Fund's average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

For the fiscal year ended October 31, 2015, the Adviser received advisory fees in the amount of 1.00% of the Fund's average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report dated October 31, 2015, which covers the period from November 1, 2014 to October 31, 2015.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund.

John Chisholm, CFA, Executive Vice President and Chief Investment Officer, joined Acadian in 1987 and is responsible for the oversight of Acadian's investment process and investment team. He continues to actively manage Acadian portfolios and direct research to enhance the investment approach, as he has since 1987. Earlier in his career, Mr. Chisholm served as systems engineer at Draper Laboratories and as an analyst for the International Asset Management Department at the State Street Bank and Trust Company (now SSgA). A CFA charterholder, he is a member of the Boston Security Analysts Society. Mr. Chisholm holds a B.S. in Engineering and a Master of Science in Management, both from MIT.

Brendan Bradley, Ph.D., Director, Portfolio Management, joined Acadian in 2004 as a senior member of the Research and Portfolio Management teams. In 2010, he was appointed Director of Managed Volatility Strategies, and in 2013 became Director, Portfolio Management, overseeing portfolio management policy. He is a member of the Acadian Executive Committee and Operating Committee. Prior to Acadian, Mr. Bradley was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Mr. Bradley obtained a B.A. in Physics from Boston College and a Ph.D. in Applied Mathematics from Boston University.

Brian Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, joined Acadian in 1990. Prior to his current role as Senior Portfolio Manager, he served as Director, Portfolio Management overseeing portfolio management policy, as well as co-Director of Research responsible for developing and applying investment techniques to evaluate markets and securities. Before joining Acadian, he worked in the Systems Planning Group at Bank of New England and as a senior systems analyst at Mars Incorporated. He is a CFA charterholder and a member of the Boston Security Analysts Society. Mr. Wolahan holds a B.S. in Accounting from Lehigh University and a Master of Science in Management from MIT.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, joined Acadian in 2007. Her responsibilities have included portfolio management, research on responsible investing, stock selection strategies for developing and established markets, and enhancements to the Acadian investment process. Prior to joining Acadian, Ms. Mehta was an investment banker at Goldman Sachs, where she executed energy and power deals in the emerging markets. She has also worked at Johnson & Johnson in a strategy role to improve product access in developing markets. Early in her career, she worked in microfinance in India. She is a CFA charterholder and a member of the Boston Security Analysts Society. Ms. Mehta earned a B.A. and B.S. from Stanford University and an M.B.A. with Honors from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund's Investor Class Shares and 0.10% based on the average daily net assets of the Fund's Y Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.

OTHER PAYMENTS BY THE FUND

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund's shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the

Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Investor Class Shares of the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. For the fiscal year ended October 31, 2015, the information provided below has been audited by BBD, LLP, independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-AAM-6161 (1-866-226-6161). The information provided below for periods on or before October 31, 2013 was audited by different independent registered public accounting firms, whose reports reflected unqualified audit opinions.


No information is shown for Y Class Shares or I Class Shares of the Fund because they had not commenced operations prior to the date of this prospectus.

--------------------------------------------------------------------------------------------------
                                                                  SELECTED PER SHARE DATA & RATIOS
                                                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------
                                                          YEARS ENDED OCTOBER 31,
ACADIAN EMERGING MARKETS               -----------------------------------------------------------
PORTFOLIO                                  2015         2014        2013        2012        2011
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $19.30       $19.15       $18.02      $17.56     $19.45
                                         ------        ------       ------      ------     ------
Income from Operations:
   Net Investment Income*                  0.20          0.27         0.25        0.36       0.35
   Net Realized and Unrealized Gain
     (Loss)                               (3.17)         0.09         1.20        0.43      (2.06)
                                         ------        ------       ------      ------     ------

   Total from Operations                  (2.97)         0.36         1.45        0.79      (1.71)
                                         ------        ------       ------      ------     ------
Redemption Fees*                           0.00^         0.00^        0.00^       0.00^      0.00^
                                         ------        ------       ------      ------     ------
Dividends and Distributions from:
   Net Investment Income                  (0.21)        (0.21)      (0.32)      (0.33)      (0.18)
                                         ------        ------       ------      ------     ------
   Total Dividends and Distributions      (0.21)        (0.21)      (0.32)      (0.33)      (0.18)
                                         ------        ------       ------      ------     ------
Net Asset Value, End of Year             $16.12        $19.30       $19.15      $18.02     $17.56
                                         ======        ======       ======      ======     ======
Total Return+                          (15.51)%         1.95%        8.05%       4.74%    (8.89)%
                                         ======        ======       ======      ======     ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year            $1,587,573     $1,688,011  $1,346,635    $820,947   $922,389
   (Thousands)
   Ratio of Expenses to Average Net     1.51%           1.50%      1.48%        1.31%      1.29%
     Assets(1)
   Ratio of Net Investment Income to    1.10%           1.41%      1.35%        2.04%      1.78%
     Average Net Assets
   Portfolio Turnover Rate               32%             37%         45%         44%        49%

*    PER SHARE AMOUNTS FOR THE PERIOD ARE BASED ON AVERAGE OUTSTANDING SHARES.

^    AMOUNT WAS LESS THAN $0.01 PER SHARE.

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN THE SAME AS THE RATIO REPORTED.

                        THE ADVISORS' INNER CIRCLE FUND
                       ACADIAN EMERGING MARKETS PORTFOLIO

Investors who would like more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about The Advisors' Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this Prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at http://www.acadian-asset.com/Strategies. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

                       Acadian Emerging Markets Portfolio
                                P.O. Box 219009
                             Kansas City, MO 64121
                                 1-866-AAM-6161

You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-1520.

THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-06400.


                                                                 ACA-PS-001-1600

                      STATEMENT OF ADDITIONAL INFORMATION

                       ACADIAN EMERGING MARKETS PORTFOLIO


     (INVESTOR CLASS SHARES: AEMGX) (FORMERLY, INSTITUTIONAL CLASS SHARES)
                            (Y CLASS SHARES: AEMVX)
                            (I CLASS SHARES: AEMZX)


                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                OCTOBER 31, 2016


                              INVESTMENT ADVISER:
                          ACADIAN ASSET MANAGEMENT LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Acadian Emerging Markets Portfolio ("Emerging Markets Portfolio") (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated October 31, 2016 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The Fund's financial statements and financial highlights for the fiscal year ended October 31, 2015, including notes thereto and the report of BBD, LLP thereon, as contained in the 2015 Annual Report to Shareholders, are incorporated by reference into and are deemed to be part of this SAI. A copy of the Fund's 2015 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Fund's Prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or by calling the Fund at 1-866-AAM-6161.

                               TABLE OF CONTENTS

                                                                            PAGE

THE TRUST ................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................  S-2
INVESTMENT POLICIES OF THE FUND ..........................................  S-32
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  S-34
PORTFOLIO MANAGERS .......................................................  S-35
THE ADMINISTRATOR ........................................................  S-37
THE DISTRIBUTOR ..........................................................  S-38
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-38
TRANSFER AGENT ...........................................................  S-39
CUSTODIAN ................................................................  S-39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-39
LEGAL COUNSEL ............................................................  S-39
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-40
PURCHASING AND REDEEMING SHARES ..........................................  S-50
DETERMINATION OF NET ASSET VALUE .........................................  S-51
TAXES ....................................................................  S-52
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................  S-59
PORTFOLIO HOLDINGS .......................................................  S-62
DESCRIPTION OF SHARES ....................................................  S-63
SHAREHOLDER LIABILITY ....................................................  S-63
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-63
PROXY VOTING .............................................................  S-64
CODES OF ETHICS ..........................................................  S-64
5% AND 25% SHAREHOLDERS ..................................................  S-64
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................   B-1


October 31, 2016                                                 ACA-SX-001-1600

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Investor Class Shares, Y Class Shares and I Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing expenses, see the "Payments to Financial Intermediaries" section of this SAI. The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE EMERGING MARKETS PORTFOLIO. The Fund is the successor to the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Acadian Asset Management LLC ("Acadian" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was June 17, 1993. The Predecessor Fund dissolved and reorganized into the Fund on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the

Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund's investment objective and principal investment strategy are described in the Prospectus. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the Prospectus.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES -- The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GINNIE MAE -- Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FANNIE MAE -- Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is a stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and
     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to the risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and
     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U. S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE -- A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A -- Description of Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as STRIPS, that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed ("principal") from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates ("call dates"). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade "junk bonds" are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a Junk Bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, Junk Bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the Junk Bond market may make it more difficult to dispose of Junk Bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value Junk Bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch Ratings Inc. ("Fitch"). Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating.

The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund's investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the "SEC") and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the "delivery date"). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only "covered" options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the

Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers.
The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the "breakeven inflation rate") the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Fund's use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund's use of derivatives, and adversely impact the Fund's ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

EQUITY SECURITIES

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways, including:

     o The Fund can invest directly in foreign securities denominated in a foreign currency;

     o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    The Fund can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging market country" is generally a country that the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets.

SOVEREIGN DEBT OBLIGATIONS - Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country.

 Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund's investments.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o Are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    Have substantially less volume;

     o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - When a Fund invests in securities in emerging markets, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANIES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

NON-DIVERSIFICATION


The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code, which in part requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of their assets.


REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by the Fund that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD DELIVERY TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

BORROWING

The Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

SPECIAL RISKS OF CYBER ATTACKS

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that the Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

The Fund will not:

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's Prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental, and may be changed by the Board without shareholder approval.

The Fund may:

     o Not borrow money, except that: (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1 / 3% of its total assets (including the amount borrowed); (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1 / 3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

     o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    Invest in the securities of foreign issuers.

     o Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

          The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

     o Invest in illiquid and restricted securities to the extent permitted by applicable law.

          The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     o    Write covered call options and may buy and sell put and call options.

     o    Enter into repurchase agreements.

     o Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1 / 3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    Sell securities short and engage in short sales "against the box."

     o    Enter into swap transactions.

     o Not change its investment strategy to invest at least 80% of its net assets in equity securities of issuers that: (1) have their principal securities trading market in an emerging country; (2) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; and
          (3) are organized under the laws of, and have principal office in, an emerging country without 60 days' prior written notice to shareholders.

Except with respect to the Fund's policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions. The Fund may, at any time, invest more than 25% of its assets in securities issued by the Federal government or its agencies and instrumentalities, and/or state governments and their political sub-divisions, as the SEC Staff does not consider such entities to be the members of any industry.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
(iii) engage in securities lending as described in the Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. The Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Acadian Asset Management LLC ("Acadian" or the "Adviser") is an SEC-registered investment adviser and a Delaware limited liability company located at 260 Franklin Street, Boston,

Massachusetts 02110. Acadian serves as the Fund's investment adviser. As of September 30, 2016, the Adviser had approximately $73.6 billion in assets under management. Acadian was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of Old Mutual plc, a publicly listed company on the NYSE.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") dated June 24, 2002. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. Due to the effect of fee waivers by the Adviser, the actual percentage of average daily net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep its total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 2.50% of the Fund's average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

For the fiscal years ended October 31, 2013, 2014 and 2015 the Fund paid the following advisory fees:

--------------------------------------------------------------------------------------------------------------------------
                                                              FEES WAIVED BY
                        CONTRACTUAL FEES PAID                  THE ADVISER             TOTAL FEES PAID (AFTER WAIVERS)
              ------------------------------------------------------------------------------------------------------------
FUND               2013          2014         2015        2013     2014     2015       2013          2014         2015
--------------------------------------------------------------------------------------------------------------------------
Emerging
Markets        $11,573,313   $14,113,265   $17,135,541     $0       $0       $0    $11,573,313   $14,113,265   $17,135,541
Portfolio
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                 DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
John Chisholm                                Over $1,000,000
--------------------------------------------------------------------------------
Brian Wolahan                               $10,001 - $50,000
--------------------------------------------------------------------------------
Brendan Bradley                                    None
--------------------------------------------------------------------------------
Asha Mehta                                $500,001 - $1,000,000
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2015.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2015.

---------------------------------------------------------------------------------------------------
                      REGISTERED                   OTHER POOLED
                 INVESTMENT COMPANIES          INVESTMENT VEHICLES              OTHER ACCOUNTS
             --------------------------------------------------------------------------------------
                NUMBER                       NUMBER                         NUMBER
                  OF        TOTAL ASSETS       OF         TOTAL ASSETS        OF       TOTAL ASSETS
NAME           ACCOUNTS      (MILLIONS)     ACCOUNTS       (MILLIONS)      ACCOUNTS     (MILLIONS)
---------------------------------------------------------------------------------------------------
John
Chisholm(1)     12(2)       $5,812(2)        78(3)         $19,219(3)       170(4)      $44,041(4)
---------------------------------------------------------------------------------------------------
Brian
Wolahan(1)      12(2)       $5,812(2)        78(3)         $19,219(3)       170(4)      $44,041(4)
---------------------------------------------------------------------------------------------------
Brendan
Bradley(1)      12(2)       $5,812(2)        78(3)         $19,219(3)       170(4)      $44,041(4)
---------------------------------------------------------------------------------------------------
Asha
Mehta(1)        12(2)       $5,812(2)        78(3)         $19,219(3)       170(4)      $44,041(4)
---------------------------------------------------------------------------------------------------

(1) These investment professionals function as part of a core equity team of 24 portfolio managers, and the data shown for these portfolio managers reflect firm-level numbers of core equity accounts and assets under management, segregated by investment vehicle type.

(2) Includes 1 account managed with a performance-based fee, representing approximately $1,405 million in assets.

(3) Includes 11 accounts managed with a performance-based fee, representing approximately $2,531 million in assets.

(4) Includes 14 accounts managed with a performance-based fee, representing approximately $5,106 million in assets.

CONFLICTS OF INTERESTS. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991 as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2013, 2014 and 2015, the Fund paid the following amounts for these services:

--------------------------------------------------------------------------------
                                           ADMINISTRATION FEES PAID
                                 -----------------------------------------------
 FUND                                2013            2014            2015
--------------------------------------------------------------------------------
 Emerging Markets Portfolio        $899,227       $1,002,108      $1,125,349
--------------------------------------------------------------------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust; and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Trust, upon not more than 60 days' written notice by either party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of the Investor Class Shares and 0.10% of average daily net assets of the Y Class Shares will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires;
(iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund;
(vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders;
(xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

OTHER PAYMENTS BY THE FUND. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder servicing fees the Fund may pay to financial intermediaries pursuant to the Fund's shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6(th) Floor, San Francisco, California 94104 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, positions with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and
(c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


--------------------------------------------------------------------------------------------------------------------
                           POSITION WITH                PRINCIPAL
                          TRUST AND LENGTH             OCCUPATIONS               OTHER DIRECTORSHIPS
NAME AND YEAR OF BIRTH     OF TIME SERVED          IN THE PAST 5 YEARS         HELD IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert Nesher            Chairman of the         SEI employee 1974 to      Current Directorships: Trustee of
(Born: 1946)             Board of Trustees(1)    present; currently        The Advisors' Inner Circle Fund II,
                         (since 1991)            performs various          Bishop Street Funds, The KP Funds,
                                                 services on behalf of     SEI Daily Income Trust, SEI
                                                 SEI Investments for       Institutional International Trust, SEI
                                                 which Mr. Nesher is       Institutional Investments Trust, SEI
                                                 compensated. Vice         Institutional Managed Trust,
                                                 Chairman of The           SEI Asset Allocation Trust,
                                                 Advisors' Inner Circle    SEI Tax Exempt Trust,
                                                 Fund III, Winton          Adviser Managed Trust, New
                                                 Series Trust, Winton      Covenant Funds, SEI Insurance
                                                 Diversified               Products Trust and SEI Catholic
                                                 Opportunities Fund        Values Trust. Director of SEI
                                                 (closed-end               Structured Credit Fund, LP, SEI
                                                 investment company)       Global Master Fund plc, SEI Global
                                                 and Gallery Trust.        Assets Fund plc, SEI Global
                                                 President, Chief          Investments Fund plc, SEI
                                                 Executive Officer and     Investments--Global Funds
                                                 Trustee of SEI Daily      Services, Limited, SEI Investments
                                                 Income Trust,             Global, Limited, SEI Investments
                                                 SEI Tax Exempt            (Europe) Ltd., SEI Investments--
                                                 Trust, SEI                Unit Trust Management (UK)
                                                 Institutional Managed     Limited, SEI Multi-Strategy Funds
                                                 Trust, SEI                PLC and SEI Global Nominee Ltd.
                                                 Institutional
                                                 International Trust,      Former Directorships: Director of
                                                 SEI Institutional         SEI Opportunity Fund, L.P. to 2010.
                                                 Investments Trust,        Director of SEI Alpha Strategy
                                                 SEI Asset Allocation      Portfolios, LP to 2013. Trustee of
                                                 Trust, Adviser            SEI Liquid Asset Trust to 2016.
                                                 Managed Trust, New
                                                 Covenant Funds, SEI
                                                 Insurance Products
                                                 Trust and SEI
                                                 Catholic Values Trust.
                                                 President and Director
                                                 of SEI Structured
                                                 Credit Fund, LP.
                                                 President, Chief
                                                 Executive Officer and
                                                 Director of SEI Alpha
                                                 Strategy Portfolios,
                                                 LP, June 2007 to
                                                 September 2013.
                                                 President and Director
                                                 of SEI Opportunity
                                                 Fund, L.P. to 2010.
                                                 Vice Chairman of
                                                 O'Connor EQUUS
                                                 (closed-end
                                                 investment company)
                                                 to April 2016. President
                                                 Chief Executive Officer and
                                                 Trustee of SEI Liquid Asset
                                                 Trust to 2016.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                           POSITION WITH                PRINCIPAL
                          TRUST AND LENGTH             OCCUPATIONS               OTHER DIRECTORSHIPS
NAME AND YEAR OF BIRTH     OF TIME SERVED          IN THE PAST 5 YEARS         HELD IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
William M. Doran         Trustee(1)             Self-Employed              Current Directorships: Trustee of
(Born: 1940)             (since 1991)           Consultant since 2003.     The Advisors' Inner Circle Fund II,
                                                Partner at Morgan,         Bishop Street Funds, The KP Funds,
                                                Lewis & Bockius LLP        The Advisors' Inner Circle Fund III,
                                                (law firm) from 1976       Winton Series Trust, Winton
                                                to 2003. Counsel to the    Diversified Opportunities Fund
                                                Trust, SEI Investments,    (closed-end investment company),
                                                SIMC, the                  Gallery Trust, SEI Daily Income
                                                Administrator and the      Trust, SEI Institutional International
                                                Distributor.               Trust, SEI Institutional Investments
                                                                           Trust, SEI Institutional Managed Trust,
                                                                           SEI Asset Allocation Trust, SEI Tax
                                                                           Exempt Trust, Adviser Managed
                                                                           Trust, New Covenant Funds, SEI
                                                                           Insurance Products Trust and SEI
                                                                           Catholic Values Trust. Director of
                                                                           SEI Investments (Europe), Limited,
                                                                           SEI Investments--Global Funds
                                                                           Services, Limited, SEI Investments
                                                                           Global, Limited, SEI Investments
                                                                           (Asia), Limited, SEI Global
                                                                           Nominee Ltd. and SEI Investments --
                                                                           Unit Trust Management (UK)
                                                                           Limited. Director of the Distributor
                                                                           since 2003.

                                                                           Former Directorships: Director of
                                                                           SEI Alpha Strategy Portfolios, LP to
                                                                           2013. Trustee of O'Connor EQUUS
                                                                           (closed-end investment company)
                                                                           until April 2016. Trustee of SEI Liquid
                                                                           Asset Trust to 2016.
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
John K. Darr             Trustee                Retired. Chief            Current Directorships: Trustee of
(Born: 1944)             (since 2008)           Executive Officer,        The Advisors' Inner Circle Fund II,
                                                Office of Finance,        Bishop Street Funds and The KP
                                                Federal Home Loan         Funds. Director of Federal Home
                                                Banks, from 1992 to       Loan Bank of Pittsburgh, Meals on
                                                2007.                     Wheels, Lewes/Rehoboth Beach and
                                                                          West Rehoboth Land Trust.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                           POSITION WITH                PRINCIPAL
                          TRUST AND LENGTH             OCCUPATIONS               OTHER DIRECTORSHIPS
NAME AND YEAR OF BIRTH     OF TIME SERVED          IN THE PAST 5 YEARS         HELD IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.    Trustee                Self-Employed              Current Directorships: Trustee of
(Born: 1952)             (since 2011)           Consultant since           The Advisors' Inner Circle Fund II,
                                                January 2012. Director     Bishop Street Funds and The KP
                                                of Endowments and          Funds. Director of The Korea Fund,
                                                Foundations,               Inc.
                                                Morningstar
                                                Investment
                                                Management,
                                                Morningstar, Inc.,
                                                2010 to
                                                2011. Director of
                                                International
                                                Consulting and Chief
                                                Executive Officer of
                                                Morningstar
                                                Associates Europe
                                                Limited, Morningstar,
                                                Inc., 2007 to   2010.
                                                Country Manager --
                                                Morningstar UK
                                                Limited, Morningstar,
                                                Inc., 2005 to 2007.
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson      Trustee                Retired. Private           Current Directorships: Trustee of
(Born: 1942)             (since 2005)           Investor since 1994.       The Advisors' Inner Circle Fund II,
                                                                           Bishop Street Funds, The KP Funds,
                                                                           SEI Asset Allocation Trust, SEI
                                                                           Daily Income Trust, SEI Institutional
                                                                           International Trust, SEI Institutional
                                                                           Managed Trust, SEI Institutional
                                                                           Investments Trust,
                                                                           SEI Tax Exempt Trust,
                                                                           Adviser Managed Trust, New
                                                                           Covenant Funds, SEI Insurance
                                                                           Products Trust and SEI Catholic
                                                                           Values Trust. Director of Federal
                                                                           Agricultural Mortgage Corporation
                                                                           (Farmer Mac) since 1997.

                                                                           Former Directorships: Director of
                                                                           SEI Alpha Strategy Portfolios, LP to
                                                                           2013. Trustee of SEI SEI Liquid Asset
                                                                           to 2016.
--------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian        Trustee              Vice President,             Current Directorships: Trustee of
(Born: 1943)              (since 2005)         Compliance, AARP            The Advisors' Inner Circle Fund II,
                                               Financial Inc., from        Bishop Street Funds and The KP
                                               2008 to 2010. Self-         Funds.
                                               Employed Legal and
                                               Financial Services
                                               Consultant since 2003.
                                               Counsel (in-house) for
                                               State Street Bank from
                                               1995 to 2003.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                           POSITION WITH                PRINCIPAL
                          TRUST AND LENGTH             OCCUPATIONS               OTHER DIRECTORSHIPS
NAME AND YEAR OF BIRTH     OF TIME SERVED          IN THE PAST 5 YEARS         HELD IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Bruce Speca              Trustee                Global Head of Asset        Current Directorships: Trustee of
(Born: 1956)             (since 2011)           Allocation, Manulife        The Advisors' Inner Circle Fund II,
                                                Asset Management            Bishop Street Funds and The KP
                                                (subsidiary of              Funds.
                                                Manulife Financial),
                                                2010 to 2011.
                                                Executive Vice
                                                President -- Investment
                                                Management Services,
                                                John Hancock
                                                Financial Services
                                                (subsidiary of
                                                Manulife Financial),
                                                2003 to 2010.
--------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.   Trustee               Retired since January      Current Directorships: Trustee/
(Born: 1942)              (since 1999)          2012. Self-Employed        Director of State Street Navigator
                          Lead Independent      Consultant, Newfound       Securities Lending Trust, The
                          Trustee               Consultants Inc.,          Advisors' Inner Circle Fund II,
                                                1997 to 2011.              Bishop Street Funds, The KP Funds,
                                                                           SEI Structured Credit Fund, LP, SEI
                                                                           Daily Income Trust, SEI Institutional
                                                                           International Trust, SEI Institutional
                                                                           Investments Trust, SEI Institutional
                                                                           Managed Trust, SEI Asset Allocation
                                                                           Trust, SEI Tax Exempt Trust, Adviser
                                                                           Managed Trust, New Covenant
                                                                           Funds, SEI Insurance Products Trust
                                                                           and SEI Catholic Values Trust.
                                                                           Member of the independent review
                                                                           committee for SEI's Canadian-
                                                                           registered mutual funds.
                                                                           Former Directorships: Director of

                                                                           SEI Opportunity Fund, L.P. to 2010.
                                                                           Director of SEI Alpha Strategy
                                                                           Portfolios, LP to 2013. Trustee of
                                                                           SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders.
 The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, an interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met forty-four (44) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

 -------------------------------------------------------------------------------------------------
                                                               AGGREGATE DOLLAR RANGE OF SHARES
      NAME                DOLLAR RANGE OF FUND SHARES(1)     (ALL FUNDS IN THE FUND COMPLEX)(1,2)
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------
      Doran                           None                                None
-------------------------------------------------------------------------------------------------
     Nesher                           None                                None
-------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
       Darr                           None                          $10,001-$50,000
-------------------------------------------------------------------------------------------------
     Grause                           None                          Over $100,000
-------------------------------------------------------------------------------------------------
    Johnson                           None                                None
-------------------------------------------------------------------------------------------------
   Krikorian                          None                                None
-------------------------------------------------------------------------------------------------
      Speca                           None                                None
-------------------------------------------------------------------------------------------------
    Sullivan                          None                                None
-------------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2015.
(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Fund's most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------
                                     PENSION OR
                                     RETIREMENT          ESTIMATED
                   AGGREGATE      BENEFITS ACCRUED     ANNUAL BENEFITS
                 COMPENSATION      AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
   NAME         FROM THE TRUST         EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
   Doran              $0                 N/A                 N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------
   Nesher             $0                 N/A                 N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
   Darr            $87,923               N/A                 N/A          $87,923 for service on one (1)
                                                                            board
---------------------------------------------------------------------------------------------------------
   Grause          $87,923               N/A                 N/A          $87,923 for service on one (1)
                                                                            board
---------------------------------------------------------------------------------------------------------
  Johnson          $87,923               N/A                 N/A          $87,923 for service on one (1)
                                                                            board
---------------------------------------------------------------------------------------------------------
  Krikorian        $87,923               N/A                 N/A          $87,923 for service on one (1)
                                                                            board
---------------------------------------------------------------------------------------------------------
  Speca            $87,923               N/A                 N/A          $87,923 for service on one (1)
                                                                            board
---------------------------------------------------------------------------------------------------------
  Sullivan         $98,685               N/A                 N/A          $98,685 for service on one (1)
                                                                            board
---------------------------------------------------------------------------------------------------------

(1)   The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, positions with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-----------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND
OF BIRTH             LENGTH OF TIME SERVED                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
-----------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief        Director, SEI Investments, Fund Accounting since
(Born: 1984)         Financial Officer                      2014. Audit Manager, Deloitte &
                     (since 2015)                           Touche LLP, from 2011 to 2014. Audit Supervisor,
                                                            BBD, LLP (formerly Briggs, Bunting &
                                                            Dougherty, LLP), from 2007 to 2011.
-----------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
-----------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                           Fund, LP since June 2007. Chief Compliance
                                                            Officer of SEI Alpha Strategy Portfolios, LP from
                                                            June 2007 to September 2013. Chief Compliance
                                                            Officer of The Advisors' Inner Circle Fund II,
                                                            Bishop Street Funds, The KP Funds, The Advisors'
                                                            Inner Circle Fund III, Winton Series Trust, Winton
                                                            Diversified Opportunities Fund (closed-end
                                                            investment company), Gallery Trust, SEI
                                                            Institutional Managed Trust, SEI Asset Allocation
                                                            Trust, SEI Institutional International Trust, SEI
                                                            Institutional Investments Trust, SEI Daily Income
                                                            Trust, SEI Liquid Asset Trust, SEI Tax Exempt
                                                            Trust, Adviser Managed Trust, New Covenant
                                                            Funds, SEI Insurance Products Trust and SEI
                                                            Catholic Values Trust. Chief Compliance Officer
                                                            of SEI Opportunity Fund, L.P. until 2010. Chief
                                                            Compliance Officer of O'Connor EQUUS (closed-
                                                            end investment company) until to 2016. Chief
                                                            Compliance Officer of SEI Liquid Asset Trust
                                                            to 2016.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND
OF BIRTH             LENGTH OF TIME SERVED                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Lisa Whittaker         Vice President and Assistant         Attorney, SEI Investments Company (2012-
(Born: 1978)           Secretary (since 2013)               present). Compliance Officer, The Glenmede Trust
                                                            Company, N.A. (2011-2012). Associate, Drinker Biddle
                                                            & Reath LLP (2006-2011).
-----------------------------------------------------------------------------------------------------------------
John Y. Kim            Vice President and Assistant         Attorney, SEI Investments Company (2014-
(Born: 1981)           Secretary (since 2014)               present). Associate, Stradley Ronon Stevens &
                                                            Young, LLP (2009-2014).
-----------------------------------------------------------------------------------------------------------------
Bridget E. Sudall      Anti-Money Laundering Compliance     Senior Associate and AML Officer, Morgan
(Born: 1980)           Officer and Privacy Officer          Stanley Alternative Investment Partners from April
                       (since 2015)                         2011 to March 2015. Investor Services Team Lead,
                                                            Morgan Stanley Alternative Investment Partners
                                                            from 2007 to 2011.
-----------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income Test or Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such a case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals which is 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying Fund.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions reported to Fund shareholders as capital gain dividends shall be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long the shareholder has owned the shares. The Fund's shareholders will be notified annually by the Fund (or its administrative agent) as to the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividend received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Shareholders that buy shares when the Fund has realized but not yet distributed income or capital gains will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution and should be avoided by taxable investors.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly),are subject to a 3.8% Medicare contribution tax on "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against their federal income tax liability. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If the Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. At times, a significant portion of the Fund's returns (both positive and negative) may be attributable to investments in such currency forward contracts. Also, certain foreign exchange gains derived with respect to foreign fixed income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as "good income" for purposes of the Qualifying Income Test described above that must be satisfied in order for the Fund to be treated as a RIC. It should be noted, however, that for purposes of the Qualifying Income Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Fund, it is possible under certain circumstances that its qualifying income would no longer satisfy the Qualifying Income Test and the Fund would fail to qualify as a RIC. It is also possible that the Fund's strategy of investing in foreign currency-related financial instruments might cause the Fund to fail to satisfy the requirements set forth under the RIC diversification tests, resulting in its failure to qualify as RICs. A failure of the diversification tests might result, for example, from a determination by the IRS that financial instruments in which the Fund invests are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the IRS regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Fund could result in the failure by the Fund to diversify its investments in a manner necessary to satisfy the diversification tests. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC are described above, but the failure of the Fund to maintain its status as a RIC may be avoided in some circumstances if the Fund complies with certain savings provisions which are also described above.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders;
(ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The Fund may invest in ETFs that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs will satisfy the Qualifying Income Test with respect to the Fund's qualification as a RIC. The Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the requirements to be taxable as a RIC under the Code. The Fund anticipates monitoring its investments in such ETFs such that the Fund's non-qualifying income stays within acceptable limits, however, it is possible that such if such income is greater than anticipated that it could cause the Fund to inadvertently fail to qualify as a RIC.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold, at a rate of 28%, and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"); (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal years ended October 31, 2013, 2014 and 2015, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR AMOUNT OF
                                           BROKERAGE COMMISSIONS PAID
                                ------------------------------------------------
FUND                                 2013             2014            2015
--------------------------------------------------------------------------------
Emerging Markets Portfolio        $1,148,258       $1,020,825       $879,877
--------------------------------------------------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's

Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2015, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2013, 2014 and 2015, the Fund did not pay any aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2015, the Fund did not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2014 and 2015, the Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                               PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
FUND                                           2014               2015
--------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio             37%                32%
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund's complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

Quarterly holding reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-AAM-6161. The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/acadian. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper, Morningstar, Inc., Frank Russell, Investor Force, PSN, DeMarche and Wilshire Associates may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that, to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exists, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than 10 days after the date of the information.

The Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to, or received by, any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of October 17, 2016, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------------------------
ACADIAN EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------------------------
NAME AND ADDRESS                        NUMBER OF SHARES      CLASS OF SHARES      % OF FUND
---------------------------------- ---------------- --------------- ---------
NATIONAL FINANCIAL SERVICES LLC          21,752,412.2690           Investor          34.72%
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                  10,964,951.2300           Investor          17.50%
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------------------------
EDWARD D JONES & CO                      10,095,306.1540           Investor          16.11%
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HEIGHTS MO 63043-3042
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
WELLS FARGO BANK, NA FBO                  4,727,980.4250           Investor           7.55%
OMNIBUS ACCOUNT REINV/REINV
XXXXX
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------------------------
PERSHING LLC                              4,626,988.4200           Investor           7.39%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
--------------------------------------------------------------------------------------------------
WELLS FARGO BANK, NA FBO                  4,155,283.3240           Investor           6.63%
OMNIBUS ACCOUNT CASH/CASH
XXXXX
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------------------------


                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

               APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

                          ACADIAN ASSET MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                             (AS OF SEPTEMBER 2014)

POLICY

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian's proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services ("ISS"), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROCEDURES

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian's Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client's account are available to each client upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(1)(ii) Amended and Restated Schedule, dated May 19, 1998, to the Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(1)(iii) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(iv) Amended Schedule A, dated May 13, 2014, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(1)(v) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(1)(v) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(vi) Amended Schedule A to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit
(d)(12) of Post-Effective Amendment No. 127 to the

Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(1)(vii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(viii) Amended Schedule A, dated August 30, 2016, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(1)(viii) of Post-Effective Amendment No. 267 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001529 on August 26, 2016.

(d)(1)(ix) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(x) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit
(d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xi) Investment Advisory Agreement, dated August 8, 2008, between the Registrant and Rice, Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(d)(1)(xii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley LLC (formerly, Thompson, Siegel & Walmsley, Inc.) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xiii) Amendment and Revised Schedule A, dated June 1, 2010, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley LLC (formerly, Thompson, Siegel & Walmsley, Inc.) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(1)(xiv) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(xv) Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(1)(xvi) Amended Schedule to the Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp., to be filed by amendment.

(d)(1)(xvii) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xviii) Investment Advisory Agreement, dated March 10, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xix) Investment Advisory Agreement, dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xx) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P. is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxi) Investment Advisory Agreement, dated December 19, 2011, between the Registrant and CBRE Clarion Securities LLC is incorporated herein by reference to exhibit (d)(39) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxii) Revised Schedule A, dated May 15, 2013, to the Investment Advisory Agreement between the Registrant and CBRE Clarion Securities LLC is incorporated herein by reference to exhibit (d)(40) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000354 on June 28, 2013.

(d)(1)(xxiii) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(1)(xxiv) Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc. is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxv) Amended Schedule A to the Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc. is incorporated herein by reference to exhibit (d)(49) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(1)(xxvi) Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc. is incorporated herein by reference to exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxvii) Amended Schedule A, dated August 30, 2016, to the Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc. is incorporated herein by reference to exhibit (d)(1)(xxvii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(1)(xxviii) Investment Advisory Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(1)(xxix) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxix) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and AT Investment Advisers, Inc. (formerly, Stein Roe Investment Counsel, Inc.) is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxx) Investment Advisory Agreement, dated July 3, 2013, between the Registrant and Fayez Sarofim & Co. is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(i) Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(ii) Amended Schedule A, dated November 17, 2014, to the Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 248 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000803 on December 29, 2014.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(iii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(v) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(iv) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Thornburg Investment Management, Inc., relating to the Cornerstone Advisors Global Public Equity

Fund, is incorporated herein by reference to exhibit (d)(2)(v) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(vii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(vi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(viii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(viii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(ix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ix) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(x) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(x) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xiii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xiii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xiv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xiv) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xvi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xvi) Amended Schedule A, dated December 15, 2014, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xvii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xviii) Amendment, dated September 1, 2016, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is filed herewith.

(d)(2)(xix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and BlackRock Financial Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(2)(xviii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xx) Investment Sub-Advisory Agreement, dated September 5, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund, is filed herewith.

(d)(2)(xxi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xx) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxii) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit
(d)(2)(xxi) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxiii) Amended Schedule A, dated August 31, 2015, to the Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxiii) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xxiv) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxii) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-

1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxv) Investment Sub-Advisory Agreement, dated January 15, 2016, between Cornerstone Advisors, Inc. and Robert W. Baird & Co. Incorporated, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xxv) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(2)(xxvi) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Franklin Advisers, Inc., relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxvi) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxvii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Loomis, Sayles & Company, L.P., relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxvii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxviii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Metropolitan West Asset Management LLC, relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxviii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxix) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Prime Advisors, Inc., relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxix) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(3)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ii) Amended Schedule A, dated May 13, 2014, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(3)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(3)(iii) of Post-Effective Amendment No. 268 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(d)(3)(iv) Amended and Restated Expense Limitation Agreement, dated February 23, 2016, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit (d)(3)(vi) of Post-Effective Amendment No. 263 to the Registrant's

Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(3)(v) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit
(d)(25) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(vi) Amended and Restated Expense Limitation Agreement, dated February 10, 2015, between the Registrant and Westwood Management Corp., relating to the Westwood Funds, is incorporated herein by reference to exhibit (d)(3)(ix) of Post-Effective Amendment No. 254 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000298 on April 20, 2015.

(d)(3)(vii) Amended Schedule A to the Amended and Restated Expense Limitation Agreement, dated February 10, 2015, between the Registrant and Westwood Management Corp., relating to the Westwood Funds, to be filed by amendment.

(d)(3)(viii) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(3)(ix) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(x) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Small Cap Opportunities Fund, is incorporated herein by reference to exhibit
(d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(3)(xi) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xii) Amended and Restated Expense Limitation Agreement, dated May 14, 2013, between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Funds, is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000354 on June 28, 2013.

(d)(3)(xiii) Amended and Restated Expense Limitation Agreement, dated April 30, 2013, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 210 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000257 on April 30, 2013.

(d)(3)(xiv) Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xv) Amended Schedule A to the Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(3)(xvi) Expense Limitation Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited, relating to the Harvest Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(3)(xvii) Expense Limitation Agreement, dated February 23, 2016, between the Registrant and AT Investment Advisers, Inc., relating to the AT Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(3)(xviii) Expense Limitation Agreement, effective as of July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(e)(1)(i) Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(1)(i) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(e)(1)(ii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(2)(i) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-

Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(1)(ii) Amendment, dated November 6, 2013, to the Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(2)(i) Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.) is incorporated herein by reference to exhibit (g)(2)(i) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(2)(ii) Amended Appendix B, dated June 1, 2016, to the Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.) is incorporated herein by reference to exhibit (g)(2)(ii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(i) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(ii) Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(ii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(iii) Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(iv) Amendment, dated August 25, 2016, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(h)(1)(i) Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(h)(1)(ii) Amendment, dated June 11, 2014, relating to the LSV Funds, to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1)(ii) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(h)(1)(iii) Amendment, dated May 18, 2016, to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds

Services, is incorporated herein by reference to exhibit (h)(1)(iii) of Post-Effective Amendment No. 268 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(h)(2)(i) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(ii) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
(h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(iv) Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(vi) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(v) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(vi) Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(vii) Transfer Agency Services Agreement between the Registrant and Atlantic Shareholder Services, LLC, to be filed by amendment.

(h)(2)(viii) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(2)(ix) Amendment to the Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(3)(i) Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3)(ii) of Post-Effective Amendment No. 268 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Consent of Independent Registered Public Accounting Firm, BBD, LLP, relating to the Acadian Emerging Markets Portfolio, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended May 13, 2014, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(m)(2)(i) Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James SMID Cap Portfolio (formerly, Rice Hall James Mid Cap Portfolio), is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000242 on June 1, 2004.

(m)(2)(ii) Amended Schedule A, dated November 13, 2007, to the Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James SMID Cap Portfolio (formerly, Rice Hall James Mid Cap Portfolio), is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(2) Schedule M and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Funds, is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(n)(3) Amended and Restated Schedule B and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(n)(4) Amended and Restated Schedule D and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Westwood Funds, is incorporated herein by reference to exhibit (n)(1)(iv) of Post-Effective Amendment No. 254 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000298 on April 20, 2015.

(n)(5) Schedule N and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 268 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics, dated November 2007, is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15,
2007.

(p)(2) LSV Asset Management Revised Code of Ethics, dated September 25, 2015, is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(3) Cambiar Investors, LLC Revised Code of Ethics, dated April 1, 2016, is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 267 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001529 on August 26, 2016.

(p)(4) Investment Counselors of Maryland, LLC Revised Code of Ethics, dated November 2015, is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(5) C.S. McKee, LLP Revised Code of Ethics, dated April 18, 2013, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(6) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, dated June 1, 2014, is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(7) First Manhattan Co. Revised Code of Ethics, dated December 2006, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(8) Haverford Investment Management, Inc. Revised Code of Ethics, dated July 2012, is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(9) Rice Hall James & Associates, LLC Revised Code of Ethics, dated October 2013, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(10) Acadian Asset Management LLC Revised Code of Ethics, dated January 2016, is filed herewith.

(p)(11) Westwood Management Corp. Revised Code of Ethics, dated July 28, 2015, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(12) Edgewood Management LLC Revised Code of Ethics, dated October 1, 2015, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(13) Sands Capital Management, LLC Code of Ethics, dated July 2014, is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(14) AlphaOne Investment Services, LLC Code of Ethics, dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(15) Loomis, Sayles & Company L.P. Revised Code of Ethics, dated September 30, 2015, is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(16) CBRE Clarion Securities LLC Revised Code of Ethics, dated January 2014, is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(17) SKY Harbor Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(18) Hamlin Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(19) Thomson Horstmann & Bryant, Inc. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(20) SEI Investments Distribution Co. Code of Ethics, dated September 1, 2015, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(21) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(22) Parametric Portfolio Associates LLC Code of Ethics, dated May 3, 2012, is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(23) Harris Associates L.P. Revised Code of Ethics, dated February 14, 2014, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(24) Thornburg Investment Management Inc. Revised Code of Ethics, dated March 2015, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(25) Marsico Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(26) Cramer Rosenthal McGlynn LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(27) Fairpointe Capital LLC Revised Code of Ethics, dated 2015, is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(28) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(29) Allianz Global Investors Capital LLC Code of Ethics, dated May 5, 2014, is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 252 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(p)(30) Driehaus Capital Management LLC Revised Code of Ethics, dated June 15, 2015, is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(31) OFI SteelPath, Inc. Revised Code of Ethics, dated June 1, 2015, is incorporated herein by reference to exhibit (p)(31) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(32) ClariVest Asset Management LLC Revised Code of Ethics, dated September 30, 2015, is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(33) Kayne Anderson Capital Advisors, L.P. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(34) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(35) Harvest Global Investments Limited Revised Code of Ethics, dated October 2015, is incorporated herein by reference to exhibit (p)(36) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(p)(36) AT Investment Advisers, Inc. Code of Ethics, dated March 31, 2010, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(37) Fayez Sarofim & Co. Code of Ethics, dated October 27, 2014, is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 255 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000328 on April 30, 2015.

(p)(38) SEI Investments Global Funds Services Code of Ethics, dated February 2015, is incorporated herein by reference to exhibit (p)(39) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(39) Numeric Investors LLC Revised Code of Ethics, dated August 2014, is incorporated herein by reference to exhibit (p)(40) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(40) Strategic Income Management, LLC Code of Ethics, dated March 2013, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(41) AJO, LP Code of Ethics, dated January 2, 2009, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(p)(42) Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC Code of Ethics, dated April 2014, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 239 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(p)(43) Robert W. Baird & Co. Incorporated Code of Ethics, dated November 30, 2015, is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 261 to the Registrant's

Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(44) Franklin Advisers, Inc. Code of Ethics, dated May 1, 2013, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(p)(45) Metropolitan West Asset Management LLC Code of Ethics is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(p)(46) Prime Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(47) of Post-Effective Amendment No. 266 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(q)(1) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 212 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000327 on June 18, 2013.

(q)(2) Power of Attorney for Mr. Stephen Connors is incorporated herein by reference to exhibit (q)(2) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS ADDRESS OF    CONNECTION WITH OTHER
  INVESTMENT ADVISER                   OTHER COMPANY                         COMPANY
----------------------------------------------------------------------------------------------------
John Chisholm, Executive    Acadian Asset Management (UK) Ltd         Affiliated Directorships
Vice President, CIO,        110 Cannon Street, 4th Floor
Member of Board of          London EC4N 6EU
Managers                    United Kingdom
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Australia)      Affiliated Directorships
                            Ltd
                            20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
----------------------------------------------------------------------------------------------------
Churchill Franklin, CEO,    Acadian Asset Management (Australia)      Affiliated Directorships
Member of Board of          Ltd
Managers                    20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
                            ------------------------------------------------------------------------
                            Acadian Asset Management (UK) Ltd         Affiliated Directorships
                            110 Cannon Street, 4th Floor
                            London EC4N 6EU
                            United Kingdom
                            ------------------------------------------------------------------------
                            Acadian Cayman Limited G.P.               Affiliated Directorships
                            Maples Corporate Services Limited
                            PO Box 309
                            Ugland House
                            Grand Cayman, KY1-1104
                            Cayman Islands
----------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman   Acadian Asset Management (Singapore)      Affiliated Directorships
of the Board of Managers    Pte Ltd
                            8 Shenton Way, #37-02
                            Singapore 068811
----------------------------------------------------------------------------------------------------


                                      C-18


                            ------------------------------------------
                            Acadian Cayman Limited G.P.
                            Maples Corporate Services Limited
                            PO Box 309
                            Ugland House
                            Grand Cayman, KY1-1104
                            Cayman Islands
----------------------------------------------------------------------------------------------------
Mark Minichiello, Executive Acadian Asset Management (UK) Ltd         Affiliated Directorships
Vice President, COO,        110 Cannon Street, 4th Floor
Treasurer, Secretary,       London EC4N 6EU
Member of Board of          United Kingdom
Managers                    ------------------------------------------------------------------------
                            Acadian Asset Management (Australia)      Affiliated Directorships
                            Ltd
                            20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Singapore)      Affiliated Directorships
                            Pte Ltd
                            8 Shenton Way, #37-02
                            Singapore 068811
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Japan)          Affiliated Directorships
                            Marunouchi Trust Tower Main
                            1-8-3 Marunouchi, Chiyoda-ku
                            Tokyo 100-0005
                            Japan
----------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice   Acadian Asset Management (UK) Ltd         Affiliated Directorships
President, Head of Client   110 Cannon Street, 4th Floor
Service, Member of Board    London EC4N 6EU
of Managers                 United Kingdom
                            ------------------------------------------------------------------------
                            Acadian Cayman Limited G.P.               Affiliated Directorships
                            Maples Corporate Services Limited
                            PO Box 309
                            Ugland House
                            Grand Cayman, KY1-1104
                            Cayman Islands
                            ------------------------------------------------------------------------
                            Acadian Asset Management                  Affiliated Directorships
                            (Australia) Ltd
                            20 Martin Place
                            Level 9, Suite 3
                            Sydney, NSW 2000
                            Australia
                            ------------------------------------------------------------------------
                            Acadian Asset Management (Singapore)      Affiliated Directorships
                            Pte Ltd
                            8 Shenton Way, #37-02
                            Singapore 068811
----------------------------------------------------------------------------------------------------

                                      C-19


                            ------------------------------------------------------------------------
                            Acadian Asset Management (Japan)          Affiliated Directorships
                            Marunouchi Trust Tower Main
                            1-8-3 Marunouchi, Chiyoda-ku
                            Tokyo 100-0005
                            Japan
----------------------------------------------------------------------------------------------------
Linda Gibson, Member of     Executive Vice President and Head of      Affiliated Directorships
Board of Managers           Global Distribution -- OM Asset
                            Management PLC (a public company
                            traded on the NYSE);
                            5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
                            ------------------------------------------------------------------------
                            Director, Executive Vice President and    Affiliated Directorships
                            Head of Global Distribution -- OMAM Inc.
                            (f/k/a Old Mutual (US) Holdings Inc.) (a
                            holding company);
                            200 Clarendon Street, 53rd Floor
                            Boston, MA 02116
                            ----------------------------------------- ------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor);
                            260 Franklin Street
                            Boston, MA 02110
                            ----------------------------------------- ------------------------------
                            Barrow, Hanley, Mewhinney & Strauss,      Affiliated Directorships
                            LLC (an investment advisor);
                            JPMorgan Chase Tower
                            2200 Ross Avenue, 31st Floor
                            Dallas, TX 75201
                            ----------------------------------------- ------------------------------
                            OMAM (HFL) Inc. (f/k/a Old Mutual         Affiliated Directorships
                            (HFL) Inc.) (a holding company for
                            Heitman affiliated financial services
                            firms);
                            200 Clarendon Street, 53rd Floor
                            Boston, MA 02116
                            ----------------------------------------- ------------------------------
                            OMAM International Ltd. (f/k/a Old        Affiliated Directorships
                            Mutual Asset Management International,
                            Ltd.) (an investment advisor);
                            Millenium Bridge House
                            2 Lambeth Hill
                            London
                            England
                            EC4V 4GG
----------------------------------------------------------------------------------------------------
Christopher Hadley,         Executive Vice President and Chief        Affiliated Directorships
Member of Board of          Talent Officer -- OM Asset Management
Managers                    PLC (a public company traded on the
                            NYSE); 5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
----------------------------------------------------------------------------------------------------

                                      C-20



                            ------------------------------------------------------------------------
                            Executive Vice President and Chief        Affiliated Directorships
                            Talent Officer -- OMAM Inc. (f/k/a
                            Old Mutual (US) Holdings Inc.)
                            (a holding company);
                            200 Clarendon Street, 53rd Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor)
                            260 Franklin Street
                            Boston, MA 02110
------------------------ ---------------------------------------------------------------------------
Aidan Riordan, Member of    Executive Vice President, Head of         Affiliated Directorships
Board of Managers           Affiliate Management - OM Asset
                            Management PLC (a public company
                            traded on the NYSE);
                            5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
                            ------------------------------------------------------------------------
                            Executive Vice President, Head of         Affiliated Directorships
                            Affiliate Management -- OMAM Inc.
                            (f/k/a Old Mutual (US) Holdings Inc.)
                            (a holding company);
                            200 Clarendon Street, 53rd Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor);
                            260 Franklin Street
                            Boston, MA 02110
                            ------------------------------------------------------------------------
                            Barrow, Hanley, Mewhinney & Strauss,      Affiliated Directorships
                            LLC (an investment advisor);
                            JPMorgan Chase Tower
                            2200 Ross Avenue, 31st Floor
                            Dallas, TX 75201
                            ------------------------------------------------------------------------
                            Campbell Global, LLC (an investment       Affiliated Directorships
                            advisor)
                            One South West Columbia, Suite 1720
                            Portland, OR 97258
                            ------------------------------------------------------------------------
                            Copper Rock Capital Partners LLC (an      Affiliated Directorships
                            investment advisor);
                            200 Clarendon Street, 51st Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            OMAM (HFL) Inc. (f/k/a Old Mutual         Affiliated Directorships
                            (HFL) Inc.) (a holding company for
                            Heitman affiliated financial services
                            firms);
                            200 Clarendon Street, 53rd Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Investment Counselors of Maryland, LLC    Affiliated Directorships
                            (an investment advisor);
                            300 East Lombard Street, Suite 810
                            Baltimore, MD 21202
----------------------------------------------------------------------------------------------------

                                      C-21


                            ------------------------------------------------------------------------
                            Thompson, Siegel & Walmsley LLC (an       Affiliated Directorships
                            investment advisor)
                            6806 Paragon Pl., Ste. 300
                            Richmond, VA 23230
----------------------------------------------------------------------------------------------------
Stephen Belgrad, Member of  Executive Vice President and Chief        Affiliated Directorships
Board of Managers           Financial Officer - OM Asset Management
                            PLC (a public company traded on the
                            NYSE);
                            5TH Floor Millennium Bridge House
                            2 Lambeth Hill
                            London
                            United Kingdom
                            EC4V 4GG
                            ------------------------------------------------------------------------
                            Director, Executive Vice President and    Affiliated Directorships
                            Chief Financial Officer -- OMAM Inc.
                            (f/k/a Old Mutual (US) Holdings Inc.) (a
                            holding company);
                            200 Clarendon Street, 53rd Floor
                            Boston, MA 02116
                            ------------------------------------------------------------------------
                            Acadian Asset Management LLC (an          Affiliated Directorships
                            investment advisor);
                            260 Franklin Street
                            Boston, MA 02110
                            ------------------------------------------------------------------------
                            OMAM International Ltd. (f/k/a Old        Affiliated Directorships
                            Mutual Asset Management International,
                            Ltd.) (an investment advisor)
                            Millenium Bridge House
                            2 Lambeth Hill
                            London
                            England
                            EC4V 4GG
----------------------------------------------------------------------------------------------------

AJO, LP
AJO, LP ("AJO") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and October 31, 2015.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS ADDRESS OF    CONNECTION WITH OTHER
  INVESTMENT ADVISER                       OTHER COMPANY                       COMPANY
----------------------------------------------------------------------------------------------
                                   RV Capital
         Arup Datta                Royal Group Building
Principal, Portfolio Manager       Unit 15-05                                 Director
                                   3 Phillip Street
                                   Singapore 048693
----------------------------------------------------------------------------------------------

ALLIANZ GLOBAL INVESTORS U.S. LLC
Allianz Global Investors U.S. LLC ("AllianzGI US") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AllianzGI US is 1633 Broadway, New York, New York 10019. AllianzGI US is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
 INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                 COMPANY
-------------------------------------------------------------------------------------------------------
Douglas Eu                         Allianz Global Investors           Managing Director, Chief
                                   Holdings LLC                       Executive Officer,
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Julian Sluyters, Member,           Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Operating Officer
Global Investors U.S.              1633 Broadway
Holdings LLC                       New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director
                                   Distributors LLC
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Chairman-Management Board
                                   Management LLC
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
John Carroll, Member, Executive    Allianz Global Investors           Managing Director, Head of
Committee Allianz Global           Holdings LLC                       Retail Distribution, Member-
Investors U.S. Holdings LLC        1633 Broadway                      Operating Committee
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director, Chief
                                   Distributors LLC                   Executive Officer, Head of Retail
                                   1633 Broadway                      Distribution US
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Member--Management Board
                                   Management LLC
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Barbara Claussen, Member,          Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Administrative Officer, Member-
Global Investors U.S. Holdings     1633 Broadway                      Operating Committee
LLC                                New York, NY 10019
                                   --------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director
                                   2100 Ross Ave, Suite 700
                                   Dallas, TX 75201
-------------------------------------------------------------------------------------------------------
Benno Fischer, Member,             NFJ Investment Group LLC           Managing Director, Chief
Executive Committee Allianz        2100 Ross Ave, Suite 700           Investment Officer
Global Investors U.S. Holdings     Dallas, TX 75201
LLC
-------------------------------------------------------------------------------------------------------
Douglas Forsyth, Member,           Allianz Global Investors           Chief Investment Officer Fixed
Executive Committee Allianz        Holdings LLC                       Income US
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
-------------------------------------------------------------------------------------------------------
Jill Lohrfink, Member, Executive   Allianz Global Investors           Managing Director, Head of
Committee Allianz Global           Holdings LLC                       Institutional--North America
Investors U.S. Holdings LLC        1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Scott Migliori, Member,            Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Investment Officer Equity US
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Herold Rohweder, Member,           Allianz Global Investors           Managing Director, Global Chief
Executive Committee Allianz        Holdings LLC                       Investment Officer Multi-Asset
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
-------------------------------------------------------------------------------------------------------
Susan King, Member, Executive      Allianz Global Investors           Managing Director, Chief
Committee Allianz Global           Holdings LLC                       Marketing Officer U.S.
Investors U.S. Holdings LLC        1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director, Chief
                                   2100 Ross Ave, Suite 700           Marketing Officer U.S.
                                   Dallas, TX 75201
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Managing Director, Chief
                                   Management LLC                     Marketing Officer U.S.
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director, Chief
                                   Distributors LLC                   Marketing Officer U.S.
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
David Jobson, Member,              Allianz Global Investors           Managing Director, Head of
Executive Committee Allianz        Holdings LLC                       Product Management and Strategy
Global Investors U.S. Holdings     1633 Broadway
LLC                                New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Member--Management Board
                                   Management LLC
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
Erin Bengtson-Olivieri, Member,    Allianz Global Investors           Managing Director, Chief
Executive Committee Allianz        Holdings LLC                       Financial Officer
Global Investors U.S. Holdings     1633 Broadway
LLC, Chief Financial Officer       New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director
                                   Distributors LLC
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors Fund      Member - Management Board,
                                   Management LLC                     Managing Director, Chief
                                   1633 Broadway                      Financial Officer
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director, Chief
                                   2100 Ross Ave, Suite 700           Financial Officer
                                   Dallas, TX 75201
-------------------------------------------------------------------------------------------------------
Peter Bonanno, Chief Legal         Allianz Global Investors Capital   Director
Officer, Allianz Global Investors  Limited (UK)
U.S. LLC (as of December 1, 2014)  353 Strand, London, WC2R 0HS
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director
                                   Distributors LLC
                                   1633 Broadway
                                   New York, NY 10019
                                   --------------------------------------------------------------------
                                   Allianz Global Investors           Managing Director, General
                                   Holdings LLC                       Counsel, Secretary, Secretary of
                                   1633 Broadway                      Executive Committee and
                                   New York, NY 10019                 Secretary of Operating
                                                                      Committee
                                   --------------------------------------------------------------------
                                   NFJ Investment Group LLC           Managing Director, Chief Legal
                                   2100 Ross Ave, Suite 700           Officer
                                   Dallas, TX 75201
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Paul Koo, Chief Compliance         Allianz Global Investors           Director, Deputy Head of U.S.
Officer                            Holdings LLC                       Compliance
                                   1633 Broadway
                                   New York, NY 10019
-------------------------------------------------------------------------------------------------------

ALPHAONE INVESTMENT SERVICES, LLC
AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Small Cap Opportunities Fund. The principal address of AlphaOne is 789 E. Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------
 NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
   INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                COMPANY
-----------------------------------------------------------------------------------------
Paul Hondros, President       IntrustNet Insurance Services, LLC         Chairman
and CEO                       7 Whippoorwill Rd.
                              Armonk, NY 10504
-----------------------------------------------------------------------------------------

AT INVESTMENT ADVISERS, INC.
AT Investment Advisers, Inc. ("AT") serves as the investment adviser for the AT Disciplined Equity Fund, AT Income Opportunities Fund and AT Mid Cap Equity Fund. The principal address of AT is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. AT is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------
    NAME AND POSITION          NAME AND PRINCIPAL BUSINESS        CONNECTION WITH
WITH INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY           OTHER COMPANY
-----------------------------------------------------------------------------------
Dan Brown, CFO                  CIBC World Markets Corp.             Employee
                                425 Lexington Ave.
                                5th Floor
                                New York, NY 10017
-----------------------------------------------------------------------------------

BLACKROCK FINANCIAL MANAGEMENT, LLC
BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street, New York, New York 10055. BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BlackRock for the fiscal years ended October 31, 2014 and 2015 is incorporated herein by reference to Form ADV filed by BlackRock with the SEC.

CAMBIAR INVESTORS, LLC
Cambiar Investors, LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Unconstrained Equity Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small

Cap Fund. The principal address of Cambiar is 200 Columbine Street, Suite 800, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended April 30, 2015 and 2016, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CBRE CLARION SECURITIES LLC
CBRE Clarion Securities LLC ("CBRE Clarion") serves as the investment adviser for the CBRE Clarion Long/Short Fund and the CBRE Clarion Global Infrastructure Value Fund. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087. CBRE Clarion is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------
 NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
-----------------------------------------------------------------------------------------------
T. Ritson Ferguson              CBRE Clarion Global Real Estate       Interested Trustee
Chief Executive Officer         Income Fund (IGR)
and Co-Chief Investment         c/o 201 King of Prussia Road, Suite
Officer                         600, Radnor, PA 19087
-----------------------------------------------------------------------------------------------
Jarrett B. Kling                HC Capital Trust                      Trustee
Managing Director -- Sales      300 Barr Harbor Dr, Suite 500
and Marketing                   West Conshohocken, PA 19428
                                ---------------------------------------------------------------
                                Boys and Girls Clubs of America       National Trustee
                                1275 Peachtree Street NE
                                Atlanta, GA 30309-3506
-----------------------------------------------------------------------------------------------
William Zitelli                 CBRE Clarion Global Real Estate       Chief Compliance Officer
General Counsel                 Income Fund (IGR)
                                c/o 201 King of Prussia Road, Suite
                                600, Radnor, PA 19087
-----------------------------------------------------------------------------------------------
Jonathan Blome                  CBRE Clarion Global Real Estate       Chief Financial Officer
Chief Financial Officer         Income Fund (IGR)
                                c/o 201 King of Prussia Road, Suite
                                600, Radnor, PA 19087
-----------------------------------------------------------------------------------------------

CLARIVEST ASSET MANAGEMENT LLC
ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 3611 Valley Centre Drive, Suite 100, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY           COMPANY
-----------------------------------------------------------------------------------------------
Richard Rossi             Eagle Asset Management Inc.        Director, President, Co-Chief
Manager                   880 Carillon Parkway               Operating Officer
                          St Petersburg, FL 33716
                          ---------------------------------------------------------------------
                          Carillon Tower Advisers            President, Co-Chief Operating
                          880 Carillon Parkway               Officer
                          St. Petersburg, Florida 33716
                          ---------------------------------------------------------------------
                          ClariVest Asset Management LLC     Manager
                          3611 Valley Centre Drive
                          Suite 100
                          San Diego, CA 92130
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY           COMPANY
-----------------------------------------------------------------------------------------------
J. Cooper Abbott          Eagle Asset Management Inc.        Director, Executive Vice President
Manager                   880 Carillon Parkway               - Investments, Co-Chief Operating
                          St Petersburg, FL 33716            Officer
                          ---------------------------------------------------------------------
                          Carillon Tower Advisers            Co-Chief Operating Officer
                          880 Carillon Parkway
                          St. Petersburg, Florida 33716
                          ---------------------------------------------------------------------
                          ClariVest Asset Management LLC     Manager
                          3611 Valley Centre Drive
                          Suite 100
                          San Diego, CA 92130
-----------------------------------------------------------------------------------------------
Courtland James           Eagle Asset Management Inc.        Vice President, Business
Manager                   880 Carillon Parkway               Development
                          St Petersburg, FL 33716
                          ---------------------------------------------------------------------
                          Carillon Tower Advisers            Director
                          880 Carillon Parkway
                          St. Petersburg, Florida 33716
                          ---------------------------------------------------------------------
                          ClariVest Asset Management LLC     Manager
                          3611 Valley Centre Drive
                          Suite 100
                          San Diego, CA 92130
-----------------------------------------------------------------------------------------------

CORNERSTONE ADVISORS, INC.
Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, Cornerstone Advisors Real Assets Fund, and Cornerstone Advisors Core Plus Bond Fund. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

---------------------------------------------------------------------------------------
 NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
   INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                COMPANY
---------------------------------------------------------------------------------------
William Savoy             BSquare                               Director
Director / Shareholder    110 -- 110th Avenue NE, Suite 200
                          Bellevue, WA 98004
                          -------------------------------------------------------------
                          Friends of Youth                      Director
---------------------------------------------------------------------------------------
Anne Farrell              Seattle Foundation                    President Emeritus
Director                  1200 -- 5th Avenue, Suite 1300
                          Seattle, WA 98101
                          -------------------------------------------------------------
                          Seattle University                    Trustee Emeritus
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
   INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                COMPANY
---------------------------------------------------------------------------------------
                          Delta Dental of Washington            Director
                          -------------------------------------------------------------
                          KCTS Channel 9 Public Television      Board Chairwoman
                          -------------------------------------------------------------
                          National Assoc. of Corporate          Directors
                          Directors
---------------------------------------------------------------------------------------
Greg Collins              Parker Smith & Feek (PS&F)            President/CEO
Director                  2233 112th Ave NE
                          Bellevue, WA 98004
                          -------------------------------------------------------------
                          Overlake Medical Center               Board Chairman
                          -------------------------------------------------------------
                          Seattle Metropolitan Chamber of       Director
                          Commerce
---------------------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN LLC
Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, New York 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of CRM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

--------------------------------------------------------------------------------
 NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY           COMPANY
--------------------------------------------------------------------------------
Gregory M. Melvin          Dartmouth Capital, Inc.             President
Chief Investment Officer   750 Stonegate Drive
                           Wexford, PA 15090
--------------------------------------------------------------------------------
Michael J. Donnelly        Blue Devil Capital                  President
                           2051 Murdstone Rd.
                           Pittsburgh, PA 15241
--------------------------------------------------------------------------------

DRIEHAUS CAPITAL MANAGEMENT LLC
Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, Illinois 60611-2703. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------
   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    INVESTMENT ADVISER              NAME OF OTHER COMPANY                   COMPANY
-----------------------------------------------------------------------------------------------
Richard H. Driehaus              Driehaus Capital Holdings     Chairman
Chairman and Chief Investment    LLLP*
Officer                          --------------------------------------------------------------
                                 Driehaus Mutual Funds**       Trustee
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Chairman
-----------------------------------------------------------------------------------------------
Robert H. Gordon                 Driehaus Capital Holdings     President and Chief Executive
President and Chief Executive    LLLP*                         Officer
Officer                          --------------------------------------------------------------
                                 Driehaus Mutual Funds**       President
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    President and Chief Executive
                                                               Officer
-----------------------------------------------------------------------------------------------
Janet L. McWilliams              Driehaus Capital Holdings     Senior Vice President and
Managing Director, Secretary     LLLP*                         Secretary
and General Counsel              --------------------------------------------------------------
                                 Driehaus Mutual Funds**       Chief Legal Officer and Assistant
                                                               Vice President
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Managing Director, Secretary
                                                               and General Counsel
-----------------------------------------------------------------------------------------------
Michelle L. Cahoon               Driehaus Capital Holdings     Vice President, Treasurer and
Managing Director, Treasurer     LLLP*                         Chief Financial Officer
and Chief Financial Officer      --------------------------------------------------------------
                                 Driehaus Mutual Funds**       Vice President and Treasurer
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Managing Director, Treasurer
                                                               and Chief Financial Officer
-----------------------------------------------------------------------------------------------
Stephen T. Weber                 Driehaus Securities LLC***    Managing Director, Sales and
Managing Director, Sales and                                   Relationship Management
Relationship Management
-----------------------------------------------------------------------------------------------
Thomas M. Seftenberg             Driehaus Securities LLC***    Managing Director, Relationship
Managing Director, Relationship                                Management and Marketing
Management and Marketing
-----------------------------------------------------------------------------------------------
Michael R. Shoemaker             Driehaus Mutual Funds**       Chief Compliance Officer and
Assistant Vice President and                                   Assistant Vice President
Chief Compliance Officer         --------------------------------------------------------------
                                 Driehaus Securities LLC***    Assistant Vice President and
                                                               Chief Compliance Officer
-----------------------------------------------------------------------------------------------
Michael P. Kailus                Driehaus Mutual Funds**       Assistant Secretary and Anti-
Assistant Secretary                                            Money Laundering Compliance
                                                               Officer
                                 --------------------------------------------------------------
                                 Driehaus Securities LLC***    Assistant Secretary
-----------------------------------------------------------------------------------------------

* Driehaus Capital Holdings LLLP, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange
Commission.

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 535 Madison Avenue, 15th Floor, New York, New York 10022. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAIRPOINTE CAPITAL LLC
Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One North Franklin Street, Suite 3300, Chicago, Illinois 60606-2401. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Fairpointe engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAYEZ SAROFIM & CO.
Fayez Sarofim & Co. ("Fayez Sarofim") serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------------
                                                  NAME AND PRINCIPAL
                                                 BUSINESS ADDRESS OF        CONNECTION WITH OTHER
NAME AND POSITION WITH INVESTMENT ADVISER           OTHER COMPANY                   COMPANY
-----------------------------------------------------------------------------------------------------
                                                Sarofim Trust Co.          Chairman
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Chairman and Director
                                                Co.
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
Fayez Sarofim                                   Sarofim International      Chairman, Chief
Chairman, Chief Executive Officer, Chief        Management Company         Executive Officer, Chief
Investment Officer and Director (2014);         Two Houston Center         Investment Officer and
Chairman, Co-Chief Investment Officer and       Suite 2907                 Director
Director (2015)                                 Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Chairman, Chief
                                                Two Houston Center         Executive Officer and
                                                Suite 2907                 Director
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Kinder Morgan, Inc.        Director
                                                500 Dallas
                                                Suite 1000
                                                Houston, TX 77002
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Christopher B. Sarofim                          Kemper Corporation         Director
Vice Chairman                                   One East Wacker Drive
                                                Chicago, IL 60601
                                                -----------------------------------------------------
                                                Sarofim Trust Co.          Vice Chairman
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim International      Vice Chairman and
                                                Management Company         President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Director, Vice Chairman
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Raye G. White                                   Sarofim Trust Co.          President, Chief
Executive Vice President, Secretary,            Two Houston Center         Executive Officer,
Treasurer, Chief Compliance Officer             Suite 2907                 Treasurer and Director
and Director                                    Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim International      Executive Vice
                                                Management Company         President, Secretary,
                                                Two Houston Center         Treasurer and Director
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Secretary, Treasurer and
                                                Co.                        Director
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Executive Vice
                                                Two Houston Center         President, Secretary,
                                                Suite 2907                 Treasurer and Director
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
William Gentry Lee, Jr., CFA                    Sarofim Trust Co.          Senior Vice President
President (2014); Chief Executive Officer,      Two Houston Center
Co-Chief Investment Officer and Director        Suite 2907
(2015)                                          Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim International      Senior Vice President
                                                Management Company
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Senior Vice President
                                                Co.
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Director, President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Ralph B. Thomas, CFA                            Sarofim Trust Co.          Senior Vice President
Senior Vice President                           Two Houston Center         and Director
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                Sarofim International      Senior Vice President
                                                Management Company
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Senior Vice President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Charles E. Sheedy, CFA                          Sarofim Trust Co.          Senior Vice President
Senior Vice President                           Two Houston Center         and Director
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Vice Chairman
                                                Co.
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                Sarofim International      Senior Vice President
                                                Management Company
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Senior Vice President
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------
Alan R. Christensen, CFA                        Sarofim Trust Co.          Vice President and Chief
Vice President and Chief Operating Officer      Two Houston Center         Operating Officer
(2014); President and Head of Investment Risk   Suite 2907                 (2014); Vice President
(2015)                                          Houston, TX 77010          (2015)
                                                -----------------------------------------------------
                                                Sarofim International      Vice President and Chief
                                                Management Company         Operating Officer
                                                Two Houston Center         (2014); Vice President
                                                Suite 2907                 (2015)
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Vice President and Chief
                                                Two Houston Center         Operating Officer
                                                Suite 2907                 (2014); Vice President
                                                Houston, TX 77010          (2015)
-----------------------------------------------------------------------------------------------------
Daniel S. Crumrine                              Sarofim Trust Co.          Vice President, Chief
Vice President, Chief Financial Officer and     Two Houston Center         Financial Officer,
Deputy Chief Compliance Officer                 Suite 2907                 Secretary and Director
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                Sarofim Realty Advisors    Vice President and Chief
                                                Co.                        Financial Officer
                                                8115 Preston Road
                                                Suite 400
                                                Dallas, TX 75225
                                                -----------------------------------------------------
                                                Sarofim International      Vice President and Chief
                                                Management Company         Financial Officer
                                                Two Houston Center
                                                Suite 2907
                                                Houston, TX 77010
                                                -----------------------------------------------------
                                                The Sarofim Group, Inc.    Vice President and Chief
                                                Two Houston Center         Financial Officer
                                                Suite 2907
                                                Houston, TX 77010
-----------------------------------------------------------------------------------------------------

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 399 Park Avenue, New York, New York 10022-7001. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

------------------------------------------------------------------------------------------
  NAME AND POSITION WITH                                           CONNECTION WITH OTHER
    INVESTMENT ADVISER          NAME OF OTHER COMPANY                    COMPANY
------------------------------------------------------------------------------------------
David S. Gottesman, Senior     Berkshire Hathaway, Inc.         Member, Board of Directors
Managing Director              3555 Farnam Street
                               Omaha, NE 68131
------------------------------------------------------------------------------------------
Arthur J. Stainman, Senior     Ark Restaurants Corp.            Member, Board of Directors
Managing Director              85 Fifth Avenue, 14th Floor
                               New York, NY 10003
------------------------------------------------------------------------------------------

FRANKLIN ADVISERS, INC.
Franklin Advisers, Inc. ("Franklin Advisers") serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of Franklin Advisers is One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Franklin Advisers engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

HAMLIN CAPITAL MANAGEMENT, LLC
Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 6th Floor, New York, New York 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

-------------------------------------------------------------------------------------
 NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
-------------------------------------------------------------------------------------
 Mark Stitzer -- Managing     Hamlin Capital Advisors, LLC             Owner
 Partner                      5550 West Executive Drive,
                              Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------
Joseph Bridy -- Partner &     Hamlin Capital Advisors, LLC             Owner
Fixed Income Portfolio        5550 West Executive Drive,
Manager                       Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------
Chris D'Agnes -- Partner      Hamlin Capital Advisors, LLC             Owner
& Equity Portfolio            5550 West Executive Drive,
Manager                       Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
-------------------------------------------------------------------------------------
Charlie Garland -- Partner    Hamlin Capital Advisors, LLC             Owner
and Equity Portfolio          5550 West Executive Drive,
Manager                       Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------
Deborah Finegan -- Partner    Hamlin Capital Advisors, LLC             Owner
& Chief Operating Officer     5550 West Executive Drive,
                              Suite 540
                              Tampa, FL 33609
                              -------------------------------------------------------
                              Hamlin-Crest GP, LLC                     Owner
                              640 Fifth Avenue, 6th Floor
                              New York, NY 10019
-------------------------------------------------------------------------------------

HARRIS ASSOCIATES L.P.
Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management ("NGAM"); HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------------------
  NAME AND POSITION WITH                                          CONNECTION WITH OTHER
    INVESTMENT ADVISER             NAME OF OTHER COMPANY                 COMPANY
-------------------------------------------------------------------------------------------------
Robert M. Levy                     HAI                          Director, Chairman and Chief
Chairman, Chief Investment                                      Investment Officer, U.S. Equity
Officer, U.S. Equity and           --------------------------------------------------------------
Portfolio Manager                  HAIT                         Executive Vice President
                                   --------------------------------------------------------------
                                   HASLP                        Chairman
-------------------------------------------------------------------------------------------------
Kristi L. Rowsell                  HAI                          Director and President
President                          --------------------------------------------------------------
                                   HAIT                         Trustee and President
                                   --------------------------------------------------------------
                                   HASLP                        President
-------------------------------------------------------------------------------------------------
Thomas E. Herman                   HAI                          Chief Financial Officer and
Chief Financial Officer and                                     Treasurer
Treasurer                          --------------------------------------------------------------
                                   HAIT                         Principal Financial Officer
                                   --------------------------------------------------------------
                                   HASLP                        Chief Financial Officer and
                                                                Treasurer
-------------------------------------------------------------------------------------------------
David G. Herro                     HAI                          Director, Deputy Chairman, since
Deputy Chairman, Chief                                          2015, and Chief Investment
Investment Officer,                                             Officer, International Equity
International Equity, Portfolio    --------------------------------------------------------------
Manager and Analyst                HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Global Select
                                                                Fund, Oakmark International
                                                                Fund and Oakmark International
                                                                Small Cap Fund)
-------------------------------------------------------------------------------------------------
Anthony P. Coniaris                HAI                          Director, Co-Chief Executive
Co-Chief Executive Officer,                                     Officer, since 2015
Portfolio Manager and Analyst      --------------------------------------------------------------
                                   HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Select Fund)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Kevin G. Grant                     HAI                          Director, Co-Chief Executive
Co-Chief Executive Officer,                                     Officer, since 2015
Portfolio Manager and Analyst      --------------------------------------------------------------
                                   HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Fund)
-------------------------------------------------------------------------------------------------
Colin P. McFarland                 HAI                          Chief Compliance Officer
Chief Compliance Officer
-------------------------------------------------------------------------------------------------
Clyde S. McGregor                  HAI                          Vice President
Vice President and Portfolio       --------------------------------------------------------------
Manager                            HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Equity and
                                                                Income Fund and Oakmark
                                                                Global Fund)
-------------------------------------------------------------------------------------------------
Thomas W. Murray                   HAI                          Vice President and Director of
Vice President, Director of U.S.                                U.S. Research
Research, Portfolio Manager        --------------------------------------------------------------
and Analyst                        HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Select Fund)
-------------------------------------------------------------------------------------------------
William C. Nygren                  HAI                          Vice President
Vice President, Portfolio          --------------------------------------------------------------
Manager and Analyst                HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Fund,
                                                                Oakmark Select Fund and
                                                                Oakmark Global Select Fund)
-------------------------------------------------------------------------------------------------
Janet L. Reali                     HAI                          Director, Vice President, General
Vice President, General                                         Counsel and Secretary
Counsel and Secretary              --------------------------------------------------------------
                                   HAIT                         Vice President, Secretary and
                                                                Chief Legal Officer
                                   --------------------------------------------------------------
                                   HASLP                        General Counsel,Chief
                                                                Compliance Officer, Anti-Money
                                                                Laundering Officer and Secretary
-------------------------------------------------------------------------------------------------
Robert A. Taylor                   HAI                          Vice President and Director of
Vice President, Director of                                     International Research
International Research,            --------------------------------------------------------------
Portfolio Manager and Analyst      HAIT                         Vice President and Portfolio
                                                                Manager (Oakmark Global Fund
                                                                and Oakmark International Fund)
-------------------------------------------------------------------------------------------------
Michael L. Manelli                 HAI                          Vice President
Vice President, Portfolio          --------------------------------------------------------------
Manager and Analyst                HAIT                         Vice President and Portfolio
                                                                Manager (Oakmont International
                                                                Small Cap Fund)
-------------------------------------------------------------------------------------------------
Pierre Servant                     HAI                          Director
                                   --------------------------------------------------------------
                                   Natixis Global Asset         Chief Executive Officer and
                                   Management                   Member of Executive Committee
                                   21 quai d'Austerlitz 75013
                                   Paris, France
-------------------------------------------------------------------------------------------------
John Hailer                        HAI                          Director
                                   --------------------------------------------------------------
                                   Natixis Global Asset         President and Chief Executive
                                   Management LLC               Officer
                                   399 Boylston Street
                                   Boston, MA 02116
-------------------------------------------------------------------------------------------------

HARVEST GLOBAL INVESTMENTS LIMITED
Harvest Global Investments Limited ("Harvest") serves as the investment adviser for the Harvest Funds China All Assets and the Harvest Funds Intermediate Bond. The principal address of Harvest is 31/F One Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2014 and 2015.

--------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL          CONNECTION WITH OTHER
  INVESTMENT ADVISER       BUSINESS ADDRESS OF OTHER             COMPANY
                                   COMPANY
--------------------------------------------------------------------------------
Zhao Xuejun              Harvest Capital Management        Director
Director                 Co Limited
                         8/F, China Resources
                         Building, No.8, Jianguomen
                         Beidajie, Beijing, China
                         -------------------------------------------------------
                         Harvest Wealth Management         Director
                         Co., Ltd
                         Unit 4606-10, Shanghai Two
                         ifc, 8 Century Avenue,
                         Pudong New Area, Shanghai
                         P.R.C
                         -------------------------------------------------------
                         Harvest Real Estate               Director
                         Investments (Cayman)
                         Limited
                         190 Elgin Avenue, George
                         Town Grand Cayman KY1-
                         9005, Cayman Islands
                         -------------------------------------------------------
                         Harvest Real Estate               Director
                         Investment (HK) Limited
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Seven Stars Media         Director
                         Private Equity Group Limited
                         13/F, Gloucester Tower, The
                         Landmark, 15 Queen's Road,
                         Central, HK
                         -------------------------------------------------------
                         Harvest Hedge Investments         Director
                         Limited
                         International Corporation
                         Services Ltd, P.O. box 472,
                         Harbour Place, 2nd Floor,
                         103 South Church Street,
                         George Town, Grand
                         Cayman, Cayman Islands
                         KY1-1106
                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------

                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short Seed Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short US Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Hedge Greater China       Director
                         Long-short Offshore Fund
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Cayman) Limited
                         190 Elgin Avenue, George
                         Town
                         Grand Cayman KY1-9005
                         Cayman Islands
                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Hong Kong) Limited
                         701, 7/F, Tower 2,
                         Silvercord, 30 Canton Road,
                         Tsim Sha Tsui, Kowloon,
                         Hong Kong
                         -------------------------------------------------------
                         igoldenbeta Network               Director
                         Technology (Cayman)
                         Limited
                         190 Elgin Avenue, George
                         Town, Grand Cayman KY1-
                         9005, Cayman Islands
                         -------------------------------------------------------
                         iGoldenbeta Securities            Director
                         Company Limited
                         31/F, Jardine House, 1
                         Connaught Place, Central,
                         Hong Kong
--------------------------------------------------------------------------------
Choy Peng Wah            Harvest USA Incorporation         Director
Director                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware.
                         -------------------------------------------------------

                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         Harvest Global Investments        Director
                         (UK) Limited
                         5th Floor, 6 St. Andrew
                         Street,
                         London, EC4A 3AE
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investment Group Limited
                         P.O. Box 957, Offshore
                         Incorporations Centre, Road
                         Town, Tortola, British Virgin
                         Islands
--------------------------------------------------------------------------------
Li Ming                  Harvest Capital Management        Director
Director                 Co Limited
                         8/F, China Resources
                         Building, No.8, Jianguomen
                         Beidajie, Beijing
--------------------------------------------------------------------------------
 Wang Wei                Harvest Capital Management        Chief Risk Officer,
 Director                Co Limited                        Director
                         8/F, China Resources
                         Building, No.8, Jianguomen
                         Beidajie, Beijing
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investment Group Limited
                         Offshore Incorporations
                         Centre, Road Town, Tortola,
                         British Virgin Islands
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investments (HK) Limited
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Cayman) Limited
                         190 Elgin Avenue, George
                         Town
                         Grand Cayman KY1-9005
                         Cayman Islands
                         -------------------------------------------------------

                         -------------------------------------------------------
                         Harvest Capital International     Director
                         (Hong Kong) Limited
                         701, 7/F, Tower 2, Silvercord,
                         30 Canton Road, Tsim Sha
                         Tsui, Kowloon, Hong Kong
--------------------------------------------------------------------------------
Sun Chen                 Harvest USA Incorporation         Director
Director                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware
                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         Harvest Global Investments        Director
                         (UK) Limited
                         5th Floor, 6 St. Andrew
                         Street,
                         London, EC4A 3AE
                         -------------------------------------------------------
                         Harvest Alternative               Director
                         Investments (HK) Limited
                         31/F, One Exchange Square,
                         8 Connaught Place, Central,
                         Hong Kong
--------------------------------------------------------------------------------
Kerry Chow               Harvest USA Incorporation         Director
Employee                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware.
                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------

                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         Harvest Global Investments        Director
                         (UK) Limited
                         5th Floor, 6 St. Andrew
                         Street,
                         London, EC4A 3AE
--------------------------------------------------------------------------------
David Tong               Harvest USA Incorporation         Director
Employee                 160 Greentree Drive, Suite
                         101, City of Dover 19904,
                         Country of Kent, State of
                         Delaware.
                         -------------------------------------------------------
                         HGI (USA) Holding LLC             Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) Investments LLC         Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
                         -------------------------------------------------------
                         HGI (USA) LLC                     Director
                         708 Third Avenue
                         Sixth Floor
                         New York, NY 10017
--------------------------------------------------------------------------------
Thomas Kwan              DKJ Company Limited               Director
Employee                 Flat E, 11/F, Block 4, Nam
                         Fu Estate, Quarry Bay, HK
--------------------------------------------------------------------------------

HAVERFORD FINANCIAL SERVICES, INC.
Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
George W. Connell           The Haverford Trust Company        Vice Chairman & Indirect Owner
Vice Chairman & Owner       3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Vice Chairman & Indirect Owner
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
                            Drexel Morgan & Co.                CEO, President & Owner
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Drexel Morgan Capital Advisers,    Director, Indirect Owner
                            Inc.
                            3 Radnor Corporate Center,
                            Suite 305
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Red Wing Management II, LLC        Indirect Owner
                            3 Radnor Corporate Center,
                            Suite 305
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Joseph J. McLaughlin        The Haverford Trust Company        Chairman & CEO
Chairman, CEO & President   3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Binney H. C. Wietlisbach    The Haverford Trust Company        President, Director & Secretary
Executive Vice President    3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   CEO & President
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Henry B. Smith              The Haverford Trust Company        Vice President, CIO & Director
Vice President and CIO      3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
David Brune                 The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
John H. Donaldson           The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Timothy A. Hoyle            The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   Registered Representative
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
Jeffrey M. Bagley           The Haverford Trust Company        Vice President
Vice President              3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------
MarieElena V. Ness          The Haverford Trust Company        VP & Chief Compliance Officer
Chief Compliance Officer    3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   VP & Chief Compliance Officer
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Drexel Morgan & Co.                VP & Chief Compliance Officer
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Regulatory Compliance Assistance,  Sole Member
                            LLC
----------------------------------------------------------------------------------------------
Paul S. Rovner              The Haverford Trust Company        VP, CFO, & Assistant Secretary
Chief Financial Officer &   3 Radnor Corporate Center,
Treasurer                   Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Haverford Trust Securities, Inc.   VP & CFO
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------
                            Drexel Morgan & Co.                VP & Secretary
                            3 Radnor Corporate Center,
                            Suite 450
                            Radnor, PA 19087
                            ------------------------------------------------------------------
                            Drexel Morgan Capital Advisers,    VP & CFO
                            Inc.
                            3 Radnor Corporate Center,
                            Suite 305
                            Radnor, PA 19087
----------------------------------------------------------------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 300 East Lombard Street, Suite 810, Baltimore, Maryland 21202. ICM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of ICM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee."

KAYNE ANDERSON CAPITAL ADVISORS, L.P.
Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, the KACALP portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund did not engage in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee, other than serving as Executive Vice President, Assistant Treasurer and Assistant Secretary of Kayne Anderson Energy Total Return Fund ("KYE"), Kayne Anderson MLP Investment Company ("KYN"), Kayne Anderson Midstream/Energy Fund ("KMF"), and Kayne Anderson Energy Development Company ("KED"). Each of these are publicly traded closed-end funds managed by KA Fund Advisors, LLC an affiliate of KACALP.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund and as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111-2621. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
Robert J. Blanding          Loomis Sayles Distributors, Inc.       Director
Chairman of the Board       One Financial Center, Boston,
and Director                MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      Alternate Director
                            The Economist Plaza, 25 St. James's
                            Street, London, England SW1A 1 HA
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
                            Natixis Asset Management Japan Co.     Director
                            Ltd.
                            Hibiya Kokusai Building --4F -- 2-2-3,
                            Uchisaiwaicho Chiyoda-ku, Tokyo,
                            100-0011 -- Japan
-------------------------------------------------------------------------------------------------
Daniel J. Fuss              Loomis Sayles Funds I                  Executive Vice President
Vice Chairman, Executive    399 Boylston Street, Boston,
Vice President, and         MA 02116
Director                    ---------------------------------------------------------------------
                            Loomis Sayles Funds II                 Executive Vice President
                            399 Boylston Street, Boston,
                            MA 02116
-------------------------------------------------------------------------------------------------
Pierre Servant              Natixis Global Asset Management        CEO and Member of the
Director                    21 quai d'Austerlitz, 75634 Paris      Executive Board
                            cedex 13 - France
-------------------------------------------------------------------------------------------------
John T. Hailer              Natixis Global Asset Management,       President and CEO, U.S. & Asia
Director                    L.P.
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust I                  Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust IV                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Gateway Trust                          Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Funds I                  Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Funds II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
-------------------------------------------------------------------------------------------------
Kevin P. Charleston         Loomis Sayles Funds I                  Trustee, President and Chief
Chief Executive Officer,    399 Boylston Street, Boston,           Executive Officer
President, and Director     MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Funds II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust I                  Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust II                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Natixis Funds Trust IV                 Trustee
                            399 Boylston Street, Boston,
                            MA 02116
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
                            Gateway Trust                          Trustee
                            399 Boylston Street, Boston,
                            MA 02116
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      Executive Vice President
                            The Economist Plaza, 25 St. James's
                            Street, London, England SW1A 1 HA
                            ---------------------------------------------------------------------
                            Loomis Sayles Trust Co., LLC           Manager and President
                            One Financial Center, Boston,
                            MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
John F. Gallagher III       Loomis Sayles Distributors, Inc.       President
Executive Vice President,   One Financial Center, Boston,
Director of Institutional   MA 02111
Services, and Director      ---------------------------------------------------------------------
                            Loomis Sayles Distributors, L.P.       President
                            One Financial Center, Boston,
                            MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
Jean S. Loewenberg          Loomis Sayles Distributors, Inc.       Director
Executive Vice President,   One Financial Center, Boston,
General Counsel,            MA 02111
Secretary, and Director     ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      General Counsel and Company
                            The Economist Plaza, 25 St. James's    Secretary
                            Street, London, England SW1A 1 HA
                            ---------------------------------------------------------------------
                            Loomis Sayles Trust Co., LLC           Manager and Secretary
                            One Financial Center, Boston, MA
                            02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
John R. Gidman              Loomis Sayles Solutions, LLC           President
Executive Vice President,   One Financial Center, Boston,
Chief Information Officer,  MA 02111
and Director
-------------------------------------------------------------------------------------------------
Jaehoon Park, Executive     Loomis Sayles Investments Asia Pte.    Director
Vice President, Chief       Ltd.
Investment Officer, and     10 Collyer Quay #14-06, Ocean
Director                    Financial Centre, Singapore 049315
-------------------------------------------------------------------------------------------------
Paul J. Sherba              Loomis Sayles Distributors, Inc.       Vice President and Treasurer
Executive Vice President,   One Financial Center, Boston,
Chief Financial Officer,    MA 02111
and Director                ---------------------------------------------------------------------
                            Loomis Sayles Distributors, L.P.       Vice President and Treasurer
                            One Financial Center, Boston,
                            MA 02111
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
   INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                     COMPANY
-------------------------------------------------------------------------------------------------
                            Loomis Sayles Trust Co., LLC           Manager and Chief Financial
                            One Financial Center, Boston,          Officer
                            MA 02111
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.    Director
                            Ltd.
                            10 Collyer Quay #14-06, Ocean
                            Financial Centre, Singapore 049315
                            ---------------------------------------------------------------------
                            Loomis Sayles Investments Limited      Chief Financial Officer
                            The Economist Plaza, 25 St. James's
                            Street, London, England SW1A 1 HA
------------------------------------------------------------------------------------------------

LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV Global Value Fund, LSV U.S. Managed Volatility Fund and LSV Global Managed Volatility Fund. LSV also serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-------------------------------------------------------------------------------------
   NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
      INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY             COMPANY
---------------------------- ------------------------------- ------------------------
Josh O'Donnell,                 Kirkland & Ellis LLP            Partner
Chief Compliance Officer and    300 North LaSalle               October 2010 to
Chief Legal Officer             Chicago, IL 60654               November 2013
-------------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Marsico engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

METROPOLITAN WEST ASSET MANAGEMENT LLC
Metropolitan West Asset Management LLC ("MetWest") serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

The principal business address of The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------------------
 Tad Rivelle                     The TCW Group, Inc.               Chief Investment Officer, Fixed
 Chief Investment Officer        TCW Investment Management         Income
                                   Company
                                  TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Laird Landmann                  The TCW Group, Inc.               Group Managing Director
 President, Group Managing       TCW Investment Management
 Director                          Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 David Lippman                   The TCW Group, Inc.               Chief Executive Officer
 Chief Executive Officer         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Stephen Kane                    The TCW Group, Inc.                Group Managing Director
 Group Managing Director         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Bryan T. Whalen                 The TCW Group, Inc.                Group Managing Director
 Group Managing Director         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Patrick A. Moore                The TCW Group, Inc.                Group Managing Director
 Group Managing Director         TCW Investment Management
                                   Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 David Devito                    The TCW Group, Inc.                Executive Vice President, Chief
 Executive Vice President,       TCW Investment Management          Operating Officer
 Chief Operating Officer           Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Jeffrey Engelsman               The TCW Group, Inc.                Global Chief Compliance Officer
 Global Chief Compliance         TCW Investment Management
 Officer                           Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------
 Meredith Jackson                The TCW Group, Inc.                Executive Vice President,
 Executive Vice President,       TCW Investment Management          General Counsel, Secretary
 General Counsel, Secretary        Company
                                 TCW Asset Management
                                   Company
                                 Trust Company of the West
----------------------------------------------------------------------------------------------------

NUMERIC INVESTORS LLC
Numeric Investors LLC ("Numeric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund. The principal address of Numeric is 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210. Numeric is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------------------
Gregory Bond, Head of Hedge      Numeric Holdings LLC              Director (September 2014 --
Fund Strategies                  470 Atlantic Avenue,              Present)
                                 6(th) Floor
                                 Boston, MA 02210
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Eric Burl, Director (Numeric     Silvermine Capital Management     President (January 2015 --
Holdings LLC)                    LLC                               Present)
                                 281 Tresser Boulevard,
                                 Suite 1102
                                 Stamford, CT 06901
                                 -------------------------------------------------------------------
                                 Man Investments Inc.              Director (January 2013 -- Present)
                                 452 Fifth Avenue, 27th Floor      President (July 2014 -- Present)
                                 New York, NY 10018                Vice President (January 2013 --
                                                                   July 2014)
                                 -------------------------------------------------------------------
                                 GLG LLC                           President (January 2014 --
                                 452 Fifth Avenue, 27th Floor      Present)
                                 New York, NY 10018                Vice President (January 2013 --
                                                                   January 2014)
----------------------------------------------------------------------------------------------------
Michael Even, Chief Executive    Numeric Holdings LLC              Director
Officer & President              470 Atlantic Avenue, 6th Floor
                                 Boston, MA 02210
                                 -------------------------------------------------------------------
                                 The Trustees of Reservations      Investment Committee Member
                                 Fund
                                 572 Essex Street
                                 Beverly, MA 01915
                                 -------------------------------------------------------------------
                                 Massachusetts Pension Reserves    Investment Committee Member
                                 Investment Management Board
                                 84 State Street, Suite 250
                                 Boston, MA 02109
                                 -------------------------------------------------------------------
                                 Man Group plc                     Executive Committee Member
                                 Riverbank House                   (September 2014 -- Present)
                                 2 Swan Lane
                                 London EC4R 3AD
                                 United Kingdom
----------------------------------------------------------------------------------------------------
Antoine Forterre, Director       __                                __
(Numeric Holdings LLC)
----------------------------------------------------------------------------------------------------
Robert Furdak, Chief Investment  Numeric Holdings LLC              Director (2004 -- September
Officer & Head of Portfolio      470 Atlantic Avenue, 6th Floor    2014)
Management                       Boston, MA 02210
                                 -------------------------------------------------------------------
                                 Wellesley Youth Hockey            Director
                                 P.O. Box 812182
                                 Wellesley, MA 02482
----------------------------------------------------------------------------------------------------
Richard Hanna, Chief Financial   GLG LLC                           Vice President (January 2015 --
Officer                          452 Fifth Avenue, 25th Floor      Present)
                                 New York, NY10018
                                 -------------------------------------------------------------------
                                 Silvermine Capital Management     Vice President (January 2015 --
                                 LLC                               Present)
                                 281 Tresser Boulevard,
                                 Suite 1102
                                 Stamford, CT 06901
                                 -------------------------------------------------------------------


                                 -------------------------------------------------------------------
                                 Man Americas                      Chief Operating Officer
                                 452 Fifth Avenue, 27th Floor      (September 2014 -- Present)
                                 New York, NY 10018
                                 -------------------------------------------------------------------
                                 Numeric Emerging Markets          Director (September 2014 --
                                 Small Cap Core Offshore Fund      April 2015)
                                 Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric Multi-Strategy Market     Director (2010 -- April 2015)
                                 Neutral Levered Offshore Fund
                                 Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric World Market Neutral      Director (2010 -- May 2014)
                                 Offshore Fund I Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric Absolute Return Fund      Director (2011 -- April 2015)
                                 Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
                                 -------------------------------------------------------------------
                                 Numeric Socially Aware Multi-     Director (2011 -- April 2015)
                                 Strategy Fund Ltd.
                                 Ogier Fiduciary Services (BVI)
                                 Limited, Nemours Chambers,
                                 P.O. Box 3170, Road Town,
                                 Tortola, British Virgin Islands
----------------------------------------------------------------------------------------------------
Solomon Kuckelman, Secretary     GLG LLC                           Secretary (June 2015 -- Present)
                                 452 Fifth Avenue, 27th Floor
                                 New York, NY 10018
                                 -------------------------------------------------------------------
                                 Man Investments Inc.              Secretary & Legal Officer (July
                                 452 Fifth Avenue, 27th Floor      2014 -- Present)
                                 New York, NY 10018
                                 -------------------------------------------------------------------


                                 -------------------------------------------------------------------
                                 FRM Investment Management         Secretary (December 2014 --
                                 (USA) LLC                         Present)
                                 452 Fifth Avenue, 27th Floor
                                 New York, NY 10018
                                 -------------------------------------------------------------------
                                 Silvermine Capital Management     Secretary (June 2015 -- Present)
                                 LLC
                                 281 Tresser Boulevard,
                                 Suite 1102
                                 Stamford, CT 06901
----------------------------------------------------------------------------------------------------
Shanta Puchtler, Chief           Man Group plc                     Executive Committee Member
Investment Officer & Head of     Riverbank House                   (September 2014 -- Present)
Research                         2 Swan Lane
                                 London EC4R 3AD
                                 United Kingdom
----------------------------------------------------------------------------------------------------
Emmanuel Roman, Director         Man Group plc                     Director
(Numeric Holdings LLC)           Riverbank House
                                 2 Swan Lane
                                 London EC4R 3AD
                                 United Kingdom
                                 -------------------------------------------------------------------
                                 Grupo Prisa SA                    Director (2010 -- March 2015)
                                 Avda. de los
                                 Artesanos 6
                                 28760 Tres Cantos
                                 Madrid, Spain
                                 -------------------------------------------------------------------
                                 Hedge Fund Standards Board        Director
                                 Limited
                                 New Bridge Street House
                                 30-34 New Bridge Street
                                 London EC4V 6BJ
                                 -------------------------------------------------------------------
                                 The Royal Marsden Cancer          Director
                                 Charity
                                 The Royal Marsden Hospital
                                 203 Fulham Road
                                 London SW3 6JJ
                                 -------------------------------------------------------------------
                                 Greenhouse Sports Limited         Director (2009 -- January 2015)
                                 (formerly Greenhouse Schools
                                 Project Limited)
                                 35 Cosway Street
                                 London NW1 5NS
                                 -------------------------------------------------------------------
                                 Tate Foundation                   Trustee/Director
                                 Millbank
                                 London SW1P 4RG
                                 -------------------------------------------------------------------
                                 University of Chicago             Trustee (May 2015 -- Present)
                                 The Royal Marsden Hospital
                                 203 Fulham Road
                                 London SW3 6JJ
                                 -------------------------------------------------------------------

                                 -------------------------------------------------------------------
                                 Penguin Random House Limited      Director (October 2015 --
                                 80 Strand                         Present)
                                 London WC2R 0RL
----------------------------------------------------------------------------------------------------
Dunyelle Rosen, Chief            Li-Fraumeni Syndrome              Board Member
Compliance Officer               Association
                                 P.O. Box 6458
                                 Holliston, MA 01746
----------------------------------------------------------------------------------------------------

OFI STEELPATH, INC.
OFI SteelPath, Inc. ("OFI SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of OFI SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. OFI SteelPath is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

The business address of each Other Company listed below is 225 Liberty Street, 11th Floor, New York, NY 10281-1008, unless otherwise noted.

-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
  INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY                       COMPANY
-----------------------------------------------------------------------------------------------
Kristie M. Feinberg       Oppenheimer Acquisition Corp.          Assistant Treasurer
Treasurer                 ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Treasurer
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Senior Vice President &
                                                                 Treasurer
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Assistant Treasurer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Treasurer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Treasurer
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Director
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Treasurer
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Treasurer
                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Treasurer
                          6803 S. Tucson Way, Centennial,
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Treasurer
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Arthur S. Gabinet         Oppenheimer Acquisition Corp.          Vice President, Secretary &
General Counsel                                                  General Counsel
                          ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Chief Legal Officer
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Executive Vice President,
                                                                 General Counsel & Secretary
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Chief Legal Officer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Chief Legal Officer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Chief Legal Officer
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Chief Legal Officer
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Chief Legal Officer
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Chief Legal Officer
                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Chief Legal Officer
                          6803 S. Tucson Way, Centennial,
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Chief Legal Officer
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------
David M. Pfeffer          Oppenheimer Acquisition Corp.          Management Director &
Director and Chief                                               Treasurer
Financial Officer         ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Director & Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Director & Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Director & Chief Financial
                                                                 Officer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Director, President & Chief
                          Corporation                            Financial Officer
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Director & Chief Financial
                          Management, Inc.                       Officer
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Director & Chief Financial
                                                                 Officer
-----------------------------------------------------------------------------------------------

                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Director & Chief Financial
                          6803 S. Tucson Way, Centennial,        Officer
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Director & Chief Financial
                          Corporation                            Officer
                          301 North Spring Street, Bellefonte,
                          PA 16823
                          ---------------------------------------------------------------------
                          Tremont Group Holdings, Inc.           Director
                          555 Theodore Fremd Avenue, Rye,
                          NY 10580
-----------------------------------------------------------------------------------------------
Arthur P. Steinmetz       Oppenheimer Acquisition Corp.          Chief Executive Officer,
President and Director                                           President & Management
                                                                 Director
                          ---------------------------------------------------------------------
                          OppenheimerFunds, Inc.                 Director
                          ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Chairman, Chief Executive
                                                                 Officer, President & Director
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Director
                          Corporation
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Director & President
                          Management, Inc.
-----------------------------------------------------------------------------------------------
Mary Ann Picciotto        OppenheimerFunds, Inc.                 Chief Compliance Officer
Chief Compliance Officer  ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Senior Vice President & Chief
                                                                 Compliance Officer
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Chief Compliance Officer
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Chief Compliance Officer
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Chief Compliance Officer
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Chief Compliance Officer
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Chief Compliance Officer
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Chief Compliance Officer
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Janette Aprilante         OppenheimerFunds, Inc.                 Secretary
Secretary                 ---------------------------------------------------------------------
                          OFI Global Asset Management, Inc.      Vice President & Assistant
                                                                 Secretary
                          ---------------------------------------------------------------------
                          OppenheimerFunds Distributor, Inc.     Secretary
                          ---------------------------------------------------------------------
                          OFI Global Institutional, Inc.         Secretary
                          ---------------------------------------------------------------------
                          HarbourView Asset Management           Secretary
                          Corporation
                          ---------------------------------------------------------------------
                          OFI Global Trust Company               Assistant Secretary
                          ---------------------------------------------------------------------
                          Oppenheimer Real Asset                 Secretary
                          Management, Inc.
                          ---------------------------------------------------------------------
                          OFI Private Investments, Inc.          Secretary
                          ---------------------------------------------------------------------
                          Shareholder Services, Inc.             Secretary
                          6803 S. Tucson Way, Centennial,
                          CO 80112
                          ---------------------------------------------------------------------
                          Trinity Investment Management          Secretary
                          Corporation
                          301 North Spring Street, Bellefonte,
                          PA 16823
-----------------------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO ASSOCIATES LLC
Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Parametric engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PHOCAS FINANCIAL CORPORATION
Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, California 94501-1001. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Phocas engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PRIME ADVISORS, INC.
Prime Advisors, Inc. ("Prime") serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of Prime is 22635 NE Marketplace Drive, Redmond, Washington 98053. Prime is an investment adviser registered under the Investment Advisers Act of 1940.

During the years ended December 31, 2014 and 2015, no director, officer or partner of Prime engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall James") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James SMID Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Rice Hall James engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ROBERT W. BAIRD & CO. INCORPORATED
Robert W. Baird & Co. Incorporated ("Baird") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Baird is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Baird is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and October 31, 2015.

------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS ADDRESS OF     CONNECTION WITH OTHER
  INVESTMENT ADVISER                   OTHER COMPANY                       COMPANY
------------------------------------------------------------------------------------------
Paul E. Purcell           RiverFront Investment Holding Group, LLC   Director
Chairman, Director        1214 East Cary Street
                          Richmond, Virginia 23219
------------------------------------------------------------------------------------------
Mary Ellen Stanek         Journal Communications, Inc.               Director
Director                  333 West State Street
                          Milwaukee, Wisconsin 53203
                          ----------------------------------------------------------------
                          West Bend Mutual Insurance Company         Director
                          1900 South 18th Avenue
                          West Bend, Wisconsin 53095
                          ----------------------------------------------------------------
                          Northwestern Mutual Life Insurance         Director
                          Company
                          720 E. Wisconsin Avenue
                          Milwaukee, Wisconsin 53202
                          ----------------------------------------------------------------
                          Wisconsin Energy Corporation and           Director
                          Wisconsin Electric Power Company
                          231 West Michigan Street
                          P.O. Box 1331
                          Milwaukee, Wisconsin 53201
------------------------------------------------------------------------------------------
Terrance P. Maxwell       Investors Real Estate Trust                Trustee
Chief Financial Officer   1400 31st Avenue SW
                          P.O. Box 1988
                          Minot, North Dakota 58702
                          ----------------------------------------------------------------
                          Greenhouse Funds GP LLC and Greenhouse     Board of Managers
                          GP LLC
                          2711 Centerville Road
                          Wilmington, Delaware 19808
                          ----------------------------------------------------------------
                          Art Commission                             Director
                          121 South Pinckney Street, Suite 220
                          Madison, Wisconsin 53703
                          ----------------------------------------------------------------
                          University of Wisconsin -- Madison         Lecturer
                          Madison, Wisconsin 53706
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Patrick S. Lawton         Waterstone Financial, Inc.                 Director
Director                  11200 West Plank Court
                          Wauwatosa, Wisconsin 53226
                          ----------------------------------------------------------------
                          BMO Harris Bradley Center                  Director
                          1001 North 4th Street
                          Milwaukee, Wisconsin 53203
------------------------------------------------------------------------------------------
Michael J. Schroeder      RiverFront Investment Holding Group, LLC   Director
Director                  1214 East Cary Street
                          Richmond, Virginia 23219
                          ----------------------------------------------------------------
                          Sanitas Brewing Company                    Director
                          1860 38th Street
                          Boulder, Colorado 80302
------------------------------------------------------------------------------------------
William Mahler            Greenhouse Funds GP LLC and Greenhouse     Board of Managers
Director                  GP LLC
                          2711 Centerville Road
                          Wilmington, Delaware 19808
------------------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT, LLC
Sands Capital Management, LLC ("Sands Capital") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Sands Capital engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------------------
 NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
   INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                 COMPANY
---------------------------------------------------------------------------------------------
Frank M. Sands                Sands Capital Ventures, LLC   Investment Board Member
Chief Executive Officer       1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Michael Rubin                 Sands Capital Ventures, LLC   Managing Partner
Managing Director             1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Jonathan Goodman              Sands Capital Ventures, LLC   General Counsel and Chief
General Counsel and Officer   1101 Wilson Boulevard         Compliance Officer
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Erin Soule                    Sands Capital Ventures, LLC   Director of Finance &
Partner                       1101 Wilson Boulevard         Operations, Treasurer
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------
Stephen Nimmo                 Sands Capital Ventures, LLC   Provides client relations service
Executive Managing Director   1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Andrew Giordano               Sands Capital Ventures, LLC   Provides client relations service
Director, Client Relations    1101 Wilson Boulevard
                              Suite 2300
                              Arlington, VA 22209
---------------------------------------------------------------------------------------------

SKY HARBOR CAPITAL MANAGEMENT, LLC
SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, Connecticut 06830. SKY Harbor is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

SKY Harbor's Board consists of three management directors who are the co-founders of the firm and three outside directors. For the fiscal years ended October 31, 2014 and 2015, none of the management directors, officers or employees of SKY Harbor is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee. The outside directors of SKY Harbor are engaged in other activities as set forth in the chart below.

--------------------------------------------------------------------------------------
 NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY              COMPANY
--------------------------------------------------------------------------------------
David J. Wermuth           Stone Point Capital, LLC       Senior Principal and General
Director                   20 Horseneck Lane              Counsel
                           Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------
Fayez S. Muhtadie          Stone Point Capital, LLC       Principal
Director                   20 Horseneck Lane
                           Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------

STRATEGIC INCOME MANAGEMENT, LLC
Strategic Income Management, LLC ("SiM") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue, N. Suite 713, Seattle, Washington 98109. SiM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------
Tim Black                  Plx Pharma, Inc.                 Board Member (resignation
COO, CCO                   8285 El Rio Street, Suite 130    effective November 25, 2013)
                           Houston, TX 77054
----------------------------------------------------------------------------------------

THOMSON HORSTMANN & BRYANT, INC.
Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, Connecticut 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of Thomson Horstmann & Bryant, Inc. engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2014 and 2015, no director, officer or partner of TS&W engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC.
Thornburg Investment Management Inc. ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS            CONNECTION WITH OTHER
  INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                    COMPANY
----------------------------------------------------------------------------------------
Garrett Thornburg,       Thornburg Securities Corporation(1),      Chairman
Chairman                 2300 North Ridgetop Road, Santa Fe
                         NM 87506
                         ---------------------------------------------------------------
                         Thornburg Investment Trust, 2300          Chairman
                         North Ridgetop Road, Santa Fe NM
                         87506
----------------------------------------------------------------------------------------

(1) In addition to Thornburg Securities Corporation, Garrett Thornburg maintains controlling beneficial interests in certain non-investment related entities and non-operating entities established for estate planning or investment purposes.

WELLS FARGO PORTFOLIO RISK ADVISORS, A DIVISION OF STRUCTURED ASSET INVESTORS,
LLC
Wells Fargo Portfolio Risk Advisors ("WFPRA"), a division of Structured Asset Investors, LLC serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of WFPRA is 375 Park Avenue, 4th Floor, New York, New York 10152. WFPRA is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

------------------------------------------------------------------------------------
 NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
   INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
------------------------------------------------------------------------------------
William Threadgill             2561 Enterprise LLC             Member
Chief Administrative Officer   4 Adams Place
                               Harrison, NY 10528
------------------------------------------------------------------------------------

WESTWOOD MANAGEMENT CORP.

Westwood Management Corp. ("Westwood") serves as the investment adviser for Westwood Large Cap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood Small Cap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Global Convertibles Fund and Westwood Emerging Markets Plus Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2014 and 2015.

-----------------------------------------------------------------------------------------------------
   NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
      INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                      COMPANY
-----------------------------------------------------------------------------------------------------
Brian Casey                     Westwood Holdings Group, Inc.*            President and Chief
President and Chief Executive   (NYSE: WHG)                               Executive Officer and
Officer and Director            200 Crescent Court, Suite 1200            Director
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Director
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood International Advisors Inc. (A)  Chief Executive Officer and
                                181 Bay Street, Suite 2450                Director
                                Toronto, Ontario M5J 2S1
-----------------------------------------------------------------------------------------------------
 Tiffany B. Kice                Westwood Holdings Group, Inc.*            Chief Financial Officer
 Chief Financial Officer        (NYSE: WHG)
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood International Advisors Inc. (A)  Chief Financial Officer
                                181 Bay Street, Suite 2450
                                Toronto, Ontario M5J 2S1
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Chief Financial Officer
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Advisors, LLC***                 Chief Financial Officer
                                One Pacific Place
                                1125 South 103rd Street, Ste. 580
                                Omaha, NE 68124
-----------------------------------------------------------------------------------------------------
Mark R. Freeman, CFA            Westwood Holdings Group, Inc.*            Chief Investment Officer
Executive Vice President and    (NYSE: WHG)
Chief Investment Officer        200 Crescent Court, Suite 1200
                                Dallas, TX 75201
-----------------------------------------------------------------------------------------------------
Sylvia L. Fry                   Westwood Holdings Group, Inc.*            Chief Compliance Officer
Chief Compliance Officer        (NYSE: WHG)
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Chief Compliance Officer
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Advisors, LLC***                 Chief Compliance Officer
                                One Pacific Place
                                1125 South 103(rd) Street, Ste. 580
                                Omaha, NE 68124
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
   NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
      INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                      COMPANY
-----------------------------------------------------------------------------------------------------
Julie K. Gerron                 Westwood Holdings Group, Inc.*            General Counsel
General Counsel                 (NYSE: WHG)
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood International Advisors Inc. (A)  General Counsel and Chief
                                181 Bay Street, Suite 2450                Compliance Officer
                                Toronto, Ontario M5J 2S1
                                ---------------------------------------------------------------------
                                Westwood Trust**                          Chief Compliance Officer
                                200 Crescent Court, Suite 1200
                                Dallas, TX 75201
                                ---------------------------------------------------------------------
                                Westwood Advisors, LLC***                 Chief Compliance Officer
                                One Pacific Place
                                1125 South 103(rd) Street, Ste. 580
                                Omaha, NE 68124
-------------------------------------------------------------------------------------------------------

* Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and Westwood International Advisors Inc. are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE:
     WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly, McCarthy Group Advisors, LLC) is a SEC registered investment adviser located in Omaha, NE that manages investment limited liability companies.

(A) Westwood International Advisors Inc. is a Canadian Corporation located in Toronto, Ontario that is registered as a Portfolio Manager and Exempt Market Dealer with the Ontario Securities Commission (OSC) and the Autorite des marches financiers ("AMF") in Quebec.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                                    July 15, 1982
     SEI Tax Exempt Trust                                      December 3, 1982
     SEI Institutional Managed Trust                           January 22, 1987
     SEI Institutional International Trust                     August 30, 1988
     The Advisors' Inner Circle Fund II                        January 28, 1993
     Bishop Street Funds                                       January 27, 1995
     SEI Asset Allocation Trust                                April 1, 1996
     SEI Institutional Investments Trust                       June 14, 1996
     City National Rochdale Funds (f/k/a CNI Charter Funds)    April 1, 1999
     Causeway Capital Management Trust                         September 20, 2001
     ProShares Trust                                           November 14, 2005
     Community Capital Trust (f/k/a Community Reinvestment
         Act Qualified Investment Fund)                        January 8, 2007
     TD Asset Management USA Funds                             July 25, 2007
     SEI Structured Credit Fund, LP                            July 31, 2007
     Global X Funds                                            October 24, 2008
     ProShares Trust II                                        November 17, 2008
     Exchange Traded Concepts Trust (f/k/a FaithShares Trust)  August 7, 2009
     Schwab Strategic Trust                                    October 12, 2009
     RiverPark Funds                                           September 8, 2010
     Adviser Managed Trust                                     December 10, 2010
     New Covenant Funds                                        March 23, 2012
     Cambria ETF Trust                                         August 30, 2012
     Highland Funds I (f/k/a Pyxis Funds I)                    September 25, 2012
     KraneShares Trust                                         December 18, 2012
     LocalShares Investment Trust                              May 6, 2013
     SEI Insurance Products Trust                              September 10, 2013
     The KP Funds                                              September 19, 2013
     The Advisors' Inner Circle Fund III                       February 12, 2014
     J.P. Morgan Exchange-Traded Fund Trust                    April 1, 2014
     Winton Series Trust                                       December 11, 2014
     SEI Catholic Values Trust                                 March 24, 2015
     SEI Hedge Fund SPC                                        June 26, 2015
     SEI Energy Debt Fund                                      June 30, 2015
     Winton Diversified Opportunities Fund                     September 1, 2015
     Gallery Trust                                             January 8, 2016
     RiverPark Commercial Real Estate Fund                     August 12, 2016

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                        POSITION AND OFFICE                                   POSITIONS AND OFFICES
NAME                    WITH UNDERWRITER                                         WITH REGISTRANT
----                    -------------------                                   ----------------------
William M. Doran        Director                                                    Trustee
Paul F. Klauder         Director                                                       --
Wayne M. Withrow        Director                                                       --
Kevin P. Barr           Director, President & Chief Executive Officer                  --
Maxine J. Chou          Chief Financial Officer, Chief Operations Officer,
                          & Treasurer                                                  --
Karen E. LaTourette     Chief Compliance Officer, Anti-Money Laundering
                        Officer & Assistant Secretary                                  --
John C. Munch           General Counsel & Secretary                                    --
Mark J. Held            Senior Vice President                                          --
John P. Coary           Vice President & Assistant Secretary                           --
Lori L. White           Vice President & Assistant Secretary                           --
Judith A. Hirx          Vice President                                                 --
Jason McGhin            Vice President                                                 --
Gary Michael Reese      Vice President                                                 --
Robert M. Silvestri     Vice President                                                 --

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

U.S. Bank, National Association
800 Nicollett Mall
Minneapolis, Minnesota 55402-4302

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)
350 California Street
6th Floor
San Francisco, California 94104

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
     (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

          SEI Investments Global Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant's investment advisers:

          Acadian Asset Management LLC
          260 Franklin Street
          Boston, Massachusetts 02110

          AJO, LP
          230 South Broad Street, 20th Floor
          Philadelphia, Pennsylvania 19102

          Allianz Global Investors U.S. LLC
          1633 Broadway
          New York, New York 10019

          AlphaOne Investment Services, LLC
          789 E Lancaster Avenue, Suite 120
          Villanova, Pennsylvania 19085

          AT Investment Advisers, Inc.
          One South Wacker Drive, Suite 3500
          Chicago, Illinois 60606

          BlackRock Financial Management, LLC
          55 East 52(nd) Street
          New York, New York 10055

          Cambiar Investors, LLC
          200 Columbine Street, Suite 800
          Denver, Colorado 80206

          CBRE Clarion Securities LLC
          201 King of Prussia Road, Suite 600
          Radnor, Pennsylvania 19087

          ClariVest Asset Management LLC
          3611 Valley Centre Drive, Suite 100
          San Diego, California 92130

          Cornerstone Advisors, Inc.
          225 108th Avenue NE, Suite 400
          Bellevue, Washington 98004-5782

          Cramer Rosenthal McGlynn LLC
          520 Madison Avenue, 20th Floor
          New York, New York 10022

          C.S. McKee, LLP
          One Gateway Center
          Pittsburgh, Pennsylvania 15222

          Driehaus Capital Management LLC
          25 East Erie Street
          Chicago, Illinois 60611-2703

          Edgewood Management LLC
          535 Madison Avenue, 15th Floor
          New York, New York 10022

          Fairpointe Capital LLC
          One North Franklin Street, Suite 3300
          Chicago, Illinois 60606-2401

          Fayez Sarofim & Co.
          2907 Two Houston Center
          909 Fannin Street
          Houston, Texas 77010

          First Manhattan Co.
          399 Park Avenue
          New York, New York 10022-7001

          Franklin Advisers, Inc.
          One Franklin Parkway
          San Mateo, California 94403

          Hamlin Capital Management, LLC
          640 Fifth Avenue, 6th Floor
          New York, New York 10019

          Harris Associates L.P.
          111 S. Wacker Drive, Suite 4600
          Chicago, Illinois 60606

          Harvest Global Investments Limited
          31/F One Exchange Square
          8 Connaught Place,
          Central Hong Kong

          Haverford Financial Services, Inc.
          Three Radnor Corporate Center, Suite 450
          Radnor, Pennsylvania 19087-4546

          Investment Counselors of Maryland, LLC
          300 East Lombard Street Suite 810
          Baltimore, Maryland 21202

          Kayne Anderson Capital Advisors, L.P.
          1800 Avenue of the Stars, Third Floor
          Los Angeles, California 90067

          Loomis, Sayles & Company, L.P.
          One Financial Center
          Boston, Massachusetts 02111-2621

          LSV Asset Management
          155 North Wacker Drive, Suite 4600,
          Chicago, Illinois 60606

          Marsico Capital Management, LLC
          1200 17th Street, Suite 1600
          Denver, Colorado 80202-5824

          Metropolitan West Asset Management LLC
          865 S. Figueroa Street, Suite 1800
          Los Angeles, California 90017

          Numeric Investors LLC
          470 Atlantic Avenue, 6th Floor
          Boston, Massachusetts 02210

          OFI SteelPath, Inc.
          2100 McKinney Ave., Suite 1401
          Dallas, Texas 75201

          Parametric Portfolio Associates LLC
          1918 Eighth Avenue, Suite 3100
          Seattle, Washington 98101

          Phocas Financial Corporation
          980 Atlantic Avenue, Suite 106
          Alameda, California 94501-1001

          Prime Advisors, Inc.
          22635 NE Marketplace Drive
          Redmond, Virginia 98053

          Rice Hall James & Associates, LLC
          600 West Broadway, Suite 1000
          San Diego, California 92101-3383

          Robert W. Baird & Co. Incorporated
          777 East Wisconsin Avenue
          Milwaukee, Wisconsin 53202

          Sands Capital Management, LLC
          1101 Wilson Boulevard, Suite 2300
          Arlington, Virginia 22209

          SKY Harbor Capital Management, LLC
          20 Horseneck Lane
          Greenwich, Connecticut 06830

          Strategic Income Management, LLC
          1200 Westlake Ave N, Suite 713
          Seattle, Washington 98109

          Thomson Horstmann & Bryant, Inc.
          501 Merritt 7
          Norwalk, Connecticut 06851

          Thompson, Siegel & Walmsley LLC
          6806 Paragon Place, Suite 300
          Richmond, Virginia 23230

          Thornburg Investment Management, Inc.
          2300 North Ridgetop Road
          Santa Fe, New Mexico 87506

          Wells Fargo Portfolio Risk Advisors,
          a Division of Structured Asset Investors, LLC
          375 Park Avenue
          4th Floor
          New York, New York 10152

          Westwood Management Corp.
          200 Crescent Court, Suite 1200
          Dallas, Texas 75201

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 272 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 31st day of October, 2016.

                                        THE ADVISORS' INNER CIRCLE FUND

                                        By:           *
                                            --------------------------
                                            Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


           *                        Trustee                     October 31, 2016
------------------------------
John K. Darr

           *                        Trustee                     October 31, 2016
------------------------------
William M. Doran

           *                        Trustee                     October 31, 2016
------------------------------
Joseph T. Grause, Jr.

           *                        Trustee                     October 31, 2016
------------------------------
Mitchell A. Johnson

           *                        Trustee                     October 31, 2016
------------------------------
Betty L. Krikorian

           *                        Trustee                     October 31, 2016
------------------------------
Robert A. Nesher

           *                        Trustee                     October 31, 2016
------------------------------
Bruce Speca

           *                        Trustee                     October 31, 2016
------------------------------
George J. Sullivan, Jr.

           *                        President                   October 31, 2016
------------------------------
Michael Beattie

           *                        Treasurer, Controller &     October 31, 2016
------------------------------      Chief Financial Officer
Stephen Connors

*By: /s/ Dianne M. Descoteaux
     -------------------------
     Dianne M. Descoteaux
     Attorney-in-Fact

                                           EXHIBIT INDEX

(d)(2)(xviii)      Amendment, dated September 1, 2016, to the Investment
                   Sub-Advisory Agreement, dated May 1, 2014, between
                   Cornerstone Advisors, Inc. and Kayne Anderson Capital
                   Advisors, L.P., relating to the Cornerstone Advisors Real
                   Assets Fund

(d)(2)(xx) Investment Sub-Advisory Agreement, dated September 5, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund

(g)(3)(iv) Amendment, dated August 25, 2016, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co.

(i)                Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

(j) Consent of Independent Registered Public Accounting Firm, BBD, LLP, relating to the Acadian Emerging Markets Portfolio

(p)(10)            Acadian Asset Management LLC Revised Code of Ethics, dated
                   January 2016